PAGE 1
Prospectus for the T. Rowe Price California Tax-Free Income
Trust, dated July 1, 1997.

 PROSPECTUS

                                                                July 1, 1997

California Tax-Free Funds

 A long-term bond fund and a money market fund for investors seeking income that is exempt from federal and California state income taxes.

 T. ROWE PRICE RAM LOGO

FACTS AT A GLANCE

California Tax-Free Funds

Investment Goal
The highest level of income exempt from federal and California state income taxes consistent with each fund's prescribed investment program.

As with all mutual funds, these funds may not meet their goal.


Strategy and Risk/Reward
California Tax-Free Money Fund Invests in high-quality, short-term municipal securities, and its average maturity will not exceed 90 days. Your investment in the fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. Because the fund concentrates its investments in securities of California issuers, an investment in this fund may be riskier than an investment in more broadly diversified money funds.

Risk/Reward: Lowest potential risk and reward.


California Tax-Free Bond Fund Invests primarily in investment-grade municipal bonds. The fund's average maturity is expected to exceed 15 years.

Risk/Reward: Significantly higher income than the money fund and greater potential price fluctuation than a shorter-term bond fund.


Investor Profile
California taxpayers who, because of their tax bracket, can benefit from income that is exempt from federal and California state income taxes. Not appropriate for tax-deferred retirement plans, such as IRAs.


Fees and Charges
100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed approximately $103 billion, including over $6.1 billion in municipal bond assets, for more than five million individual and institutional investor accounts as of March 31, 1997.

T. Rowe Price California Tax-Free Income Trust

Prospectus

July 1, 1997
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

T. ROWE PRICE                                 2
CONTENTS

1

ABOUT THE FUNDS

Transaction and Fund Expenses 2
Financial Highlights      4
Fund, Market, and Risk Characteristics 6

2

ABOUT YOUR ACCOUNT

Pricing Shares and Receiving Sale Proceeds 15
Distributions and Taxes   16
Transaction Procedures and Special Requirements 19

3

MORE ABOUT THE FUNDS

Organization and Management 22
Understanding Performance Information 24
Investment Policies and Practices 25

4

INVESTING WITH T. ROWE PRICE

Account Requirements and Transaction Information 34
Opening a New Account     34
Purchasing Additional Shares 35
Exchanging and Redeeming  36
Shareholder Services      37
Discount Brokerage        40
Investment Information    40


This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated July 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

                                             3
 ABOUT THE FUNDS
                                        1


 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  o Like all T. Rowe Price funds, these funds are 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in a fund goes to work for you, subject to the fees explained below. Annual Fund Expenses shows how much it will cost to operate each fund for a year, based on 1997 fiscal year expenses (and any applicable expense limitations). These are costs you pay indirectly, because they are deducted from each fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.

 Table 1
     Shareholder Transaction
     Expenses
                               Money Fund              Bond Fund
     Sales charge "load" on
     purchases                 None                    None

     Sales charge "load" on
     reinvested distributions  None                    None

     Redemption fees           None                    None

     Exchange fees             None                    None
     Annual Fund Expenses      Percentage of Fiscal 1997 Average Net Assets
     Management fee             0.26/a/%               0.43%

     Marketing fees (12b-1)    None                    None

     Total other (shareholder
     servicing, custodial,
     auditing, etc.)            0.29%                  0.19%

     Total fund expenses       0.55/a/%                0.62%
-------------------------------------------------------------------------------



 /a/
  The money fund's management fee and its total expenses ratio would have been 0.43% and 0.72%, respectively, had T. Rowe Price not agreed to reduce management fees in accordance with the expense limitation described in Table 3.

 Note:
 The funds charge a $5 fee for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).



   The main types of expenses, which all mutual funds may charge against fund assets, are:

T. ROWE PRICE                                 4

  o A management fee The percent of fund assets paid to the fund's investment manager. Each fund's fee comprises a group fee, 0.33% as of February 28, 1997, and an individual fund fee of 0.10%.

  o "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  o Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.


  o Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2
     Hypothetical Fund Expenses
     Fund         1 year    3 years   5 years   10 years
     Money        $6        $18       $31       $69

     Bond         $6        $20       $35       $77
----------------------------------------------------------



  o Table 2 is just an example; actual expenses can be higher or lower than those shown.

   Table 3 sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to waive its fees and bear any expenses to the extent such fees or expenses would cause the funds' ratio of expenses to average net assets to exceed the indicated percentage limitations. Subject to shareholder approval, fees waived or expenses paid or assumed are subject to reimbursement to T. Rowe Price by each fund through the indicated reimbursement date, but no reimbursement will be made if it would result in the funds' expense ratio exceeding its specified limit.


 Table 3
     Expense Ratio Limitations
                                     Expense Ratio
                  Limitation Period  Limitation              Reimbursement Date
     Money/a/     3/1/97-2/28/99     0.55%                   2/28/01

     Bond/b/      3/1/95-2/28/97     0.65%                   2/28/99
---------------------------------------------------------------------------------






 /a/The money fund previously operated under a 0.55% limitation that expired
  February 28, 1995. Effective March 1, 1997, T. Rowe Price agreed to extend the existing expense limitation of 0.55%, for a period of two years from March 1, 1997, through February 28, 1999. Subject to shareholder approval, fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the

ABOUT THE FUNDS                               5
  fund whenever the expense ratio is below 0.55%; however, no reimbursement will be made after February 28, 1997 (for the first agreement), or February 28, 1999 (for the second agreement), or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.


 /b/The bond fund previously operated under a 0.60% limitation that expired
  February 28, 1995. Effective March 1, 1995, T. Rowe Price agreed to increase the existing expense limitation of 0.60% to 0.65%, for the period indicated. Subject to shareholder approval, fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the expense ratio is below 0.60% for the previous agreement or 0.65% for the current agreement; however, no reimbursement will be made after February 28, 1997 for the previous agreement or February 28, 1999 for the current agreement, or if it would result in the expense ratio exceeding 0.60% for the previous agreement or 0.65% for the current agreement. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 4, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the financial statements which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the funds' annual report were audited by Coopers & Lybrand L.L.P., the funds' independent accountants.


 Table 4  Financial Highlights
                             Income From Investment Activities            Less Distributions                          Net Asset
                                                                                                                      Value
     Period       Net Asset  Net            Net Realized    Total From    Net            Net Realized  Total          Net Asset
     Ended        Value,     Investment     & Unrealized    Investment    Investment     Gain (Loss)   Distributions  Value, End
                  Beginning  Income (Loss)  Gain (Loss) on  Activities    Income (Loss)                               of Period
                  of Period                 Investments
----------------------------------------------------------------------------------------------------------------------------------
     Money Fund

          1988/d/  $ 1.000      $0.41/a/           --       $ 0.041         $(0.041)           --        $(0.041)       $ 1.000
                                                   --                                          --
           1989      1.000       0.47/a/           --              0.047     (0.047)           --         (0.047)         1.000
                                                   --                                          --
           1990      1.000       0.53              --              0.053     (0.053)           --         (0.053)         1.000
                                                   --                                          --
           1991      1.000       0.46/b/           --              0.046     (0.046)           --         (0.046)         1.000
                                                   --                                          --
          1992/d/    1.000       0.35/b/           --              0.035     (0.035)           --         (0.035)         1.000
                                                   --                                          --
           1993      1.000       0.23/b/           --              0.023     (0.023)           --         (0.023)         1.000
                                                   --                                          --
           1994      1.000       0.19/b/           --              0.019     (0.019)           --         (0.019)         1.000
                                                   --                                          --
           1995      1.000       0.25/b/           --              0.025     (0.025)           --         (0.025)         1.000
                                                   --                                          --
          1996/d/    1.000       0.32/b/           --              0.032     (0.032)           --         (0.032)         1.000
                                                   --                                          --
           1997      1.000       0.28/b/           --              0.028     (0.028)           --         (0.028)         1.000
----------------------------------------------------------------------------------------------------------------------------------
 Footnotes appear on page 6. (continued on next page)
     Bond Fund

          1988/d/  $10.48       $0.57/a/       $(1.04)      $     (0.47)    $(0.57)            --        $(0.57)        $ 9.44
                                                                                               --
           1989      9.44        0.57/a/        (0.13)             0.44      (0.57)            --         (0.57)          9.31
                                                                                               --
           1990      9.31        0.59/c/         0.08              0.67      (0.59)            --         (0.59)          9.39
                                                                                               --
           1991      9.39        0.58/c/         0.12              0.70      (0.58)            --         (0.58)          9.51
                                                                                               --
          1992/d/    9.51        0.59/c/         0.34              0.93      (0.59)            --         (0.59)          9.85
                                                                                               --
           1993      9.85        0.57/c/         0.80              1.37      (0.57)            --         (0.57)         10.65

           1994     10.65        0.56/c/         0.01              0.57      (0.56)        $(0.23)        (0.79)         10.43

           1995     10.43        0.55/c/        (0.41)             0.14      (0.55)         (0.02)        (0.57)         10.00

          1996/d/   10.00        0.55            0.45              1.00      (0.55)            --         (0.55)         10.45
                                                                                               --
           1997     10.45        0.55            0.02              0.57      (0.55)            --         (0.55)         10.47
----------------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 6


  Table 4  Financial Highlights (continued)
                  Returns, Ratios, and Supplemental Data
                  Total Return                   Ratio of     Ratio of Net
     Period       (Includes       Net Assets     Expenses to  Investment    Portfolio
     Ended        Reinvested      ($ Thousands)  Average Net  Income to     Turnover
                  Distributions)                 Assets       Average Net   Rate
                                                              Assets
     Money Fund

          1988/d/    4.17 %/a/      $ 59,673       0.80 %/a/    4.18 %/a/        --
                                                                                 --
           1989      4.76/a/          75,180       0.80/a/      4.69/a/          --
                                                                                 --
           1990      5.40             87,270       0.80         5.28             --
                                                                                 --
           1991      4.73/b/          82,408       0.71/b/      4.64/b/          --
                                                                                 --
          1992/d/    3.55/b/          70,302       0.55/b/      3.50/b/          --
                                                                                 --
           1993      2.31/b/          66,617       0.55/b/      2.29/b/          --
                                                                                 --
           1994      1.92/b/          74,016       0.55/b/      1.90/b/          --
                                                                                 --
           1995      2.55/b/          76,289       0.55/b/      2.51/b/          --
                                                                                 --
          1996/d/    3.24/b/          72,739       0.55/b/      3.20/b/          --
                                                                                 --
           1997      2.87/b/          82,210       0.55/b/      2.82/b/          --
---------------------------------------------------------------------------------------
Footnotes appear on page 6. (continued on next page)
     Bond Fund

          1988/d/   (4.17 )%/a/     $ 36,379       1.00 %/a/    6.19 %/a/     152.4%

           1989      4.93/a/          42,902       1.00///a/    6.23/a/        77.0

           1990      7.35/c/          65,056       0.93/c/      6.25/c/        88.4

           1991      7.84/c/          84,375       0.73/c/      6.29/c/       192.7

          1992/d/   10.05/c/         108,494       0.60/c/      6.07/c/        80.3

           1993     14.41/c/         143,973       0.60/c/      5.69/c/        57.5

           1994      5.37/c/         151,936       0.60/c/      5.19/c/        73.4

           1995      1.60/c/         131,953       0.60/c/      5.60/c/        78.0

          1996/d/   10.28            146,194       0.63         5.40           61.9

           1997      5.64            160,813       0.62         5.29           47.3
---------------------------------------------------------------------------------------

ABOUT THE FUNDS                               7
 /a/
  Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through February 28, 1989.

 /b/
  Excludes expenses in excess of a 0.55% voluntary expense limitation in effect November 7, 1990, through February 28, 1999.


 /c/
  Excludes expenses in excess of a 0.60% voluntary expense limitation in effect November 7, 1990, through February 28, 1995, and an 0.80% voluntary expense limitation in effect November 1, 1989, through November 6, 1990, and a 1.00% voluntary expense limitation in effect during the year ended February 29, 1988.

 /d/               Fiscal year ended February 29.



 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------

   To help you decide whether the funds are appropriate for you, this section takes a closer look at their investment objectives and approaches.

  o Income from California municipal securities is exempt from federal and California state income taxes.


 Table 5
     Funds Comparison Guide
                  Credit-Quality                  Expected Share     Expected Average
     Fund         Categories              Income  Price Fluctuation  Maturity
     Money        Two highest             Lowest  Stable             90 days or less

     Bond         Primarily four highest  High    High               15+ years
----------------------------------------------------------------------------------------




 What are the funds' objectives and investment programs?


  o The California Tax-Free Money Fund's objective is preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal and California state income taxes. The fund invests in

T. ROWE PRICE                                 8
   municipal securities that mature in 397 days or less, and its dollar-weighted average maturity will not exceed 90 days. The fund's yield will fluctuate in response to changes in interest rates, but the share price is managed to remain stable at $1.00. Although the fund has maintained a constant share price since its inception, and fund managers will make every effort to continue to meet this objective in the future, the price could drop below $1.00 under certain circumstances, such as a major change in interest rates or default on one or more fund holdings. Unlike most bank accounts or certificates of deposit, your investment in the fund is not insured or guaranteed by the U.S. government.

  o The California Tax-Free Bond Fund's investment objective is, consistent with prudent portfolio management, the highest level of income exempt from federal and California state income taxes by investing primarily in investment-grade California municipal bonds. The fund's dollar-weighted average maturity is expected to exceed 15 years.

  o Each fund will invest at least 65% of its total assets in California municipal securities. However, due to seasonal variations or shortages in the supply of suitable short-term California securities, each fund may invest periodically in municipals whose interest is exempt from federal but not California state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of each fund's annual income.


 What are the funds' credit-quality guidelines?


  o The money fund will generally purchase securities rated within the two highest money market rating categories assigned by established rating agencies, or, if not rated, of equivalent investment quality as determined by
   T. Rowe Price. All securities purchased by the fund will present minimal credit risks in the opinion of T. Rowe Price.

  o The bond fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The fund may occasionally purchase below investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund's noninvestment-grade bonds to exceed 5% of its net assets. Unrated bonds may be less liquid than rated bonds.

   Investment-grade securities include a range from the highest rated to medium quality. Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances, and the securities at the lower end of the BBB category have certain speculative characteristics.

  o At its discretion, the bond fund may retain a security whose credit quality is downgraded after purchase. The money fund may also do so, but only in accordance with Rule 2a-7 under the Investment Company Act of 1940.

ABOUT THE FUNDS                               9
 What are the main risks of investing in municipal bond and money market funds?


   Since they are managed to maintain a $1.00 share price, money market funds should have little risk of principal loss. However, the potential for realizing a loss of principal in a bond or money market fund could derive from:

  o Interest rate or market risk The decline in the price of bonds and bond funds that may accompany a rise in the overall level of interest rates (please see Table 5). A sharp and unexpected rise in interest rates could cause a money fund's price to drop below one dollar. However, the very short-term securities held in money market portfolios-a means of achieving an overall fund objective of principal safety-reduces their potential for price fluctuation.

  o Credit risk The chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest and principal payments), potentially reducing a fund's income level and share price. Money funds invest in very high-rated securities, thus reducing this risk.

  o Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors. Broadly lower tax rates could reduce the advantage of owning municipal bonds.

  o Geographical risk The chance of price declines resulting from developments in a single state.

  o A more detailed discussion of these and other risk considerations is contained in the funds' Statement of Additional Information.


 What are the particular risks associated with single-state funds versus those that invest nationally?

   A fund investing within a single state is, by definition, less diversified geographically than one investing across many states. The risk arises from the fund's greater exposure to that state's economy and politics, factors that loom large in establishing the credit quality of bonds issued by the state and its political subdivisions. For example, general obligation bonds of a state or locality that has a high income level, reasonable debt levels, and a positive long-term outlook should have a higher credit rating than those of a state without those attributes.

   Of course, many municipal bonds are not general obligations backed by the state's "full faith and credit" (its full taxing and revenue raising resources) and may not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary significantly from that of the state's general obligations.

T. ROWE PRICE                                 10

  o Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

  o Diversification of assets to reduce the impact of a single holding on the funds' net asset value.

  o Thorough credit research by our own analysts.


  o Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates. (Duration is a more accurate measure than maturity of a fund's sensitivity to interest rate changes.)


 What is the credit quality of California general obligations?


   As of June 1, 1997, the state was rated A1 by Moody's, A+ by Standard & Poor's, and A+ (with a positive outlook) by Fitch. These ratings were most recently changed in 1996 when both Standard & Poor's and Fitch upgraded the state's general obligation bonds from A. The revisions were in response to improvements in the state's economic and financial posture following a period of stress experienced during the recession of the early 1990's.

   Restrictions on taxes and spending, such as Proposition 13 and Article XIIIB of the constitution, have resulted in a broad shift by state and local governments away from general obligation debt toward lease revenue financing, which is subject to annual appropriation and generally does not require voter approval. Lease-backed debt is generally viewed as a less secure form of borrowing and therefore entails more credit risk than general obligation borrowing. California will continue to be exposed to similar initiatives which could put pressure on the expenditures of the state and local governments and restrict their ability to raise revenues.

  o Credit ratings and the financial and economic conditions of the state, local governments, public authorities, and others in which the funds may invest are subject to change at any time.


 What about the quality of the funds' other holdings?

   In addition to the state's general obligations, the funds will invest a portion of their assets in securities that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in California depend principally on their own revenue sources, they could experience budget shortfalls due to reallocations of tax revenues or responsibilities by the state.

ABOUT THE FUNDS                               11

   This was the case in the early 1990's as the state struggled to achieve fiscal balance during the recession. The combination of increasing responsibilities and declining resources resulted in the downgrades of many large counties and other local governments during the last six years.

   Orange County filed a petition in bankruptcy in 1994. The county emerged from bankruptcy on June 12, 1996, when the proceeds of a recovery financing provided funds for it to repay the majority of its remaining claims. However, the long-term consequences of the bankruptcy are unknown.

   The funds may invest in certain sectors with special risks, for example health care, which could be affected by federal or state legislation, electric utilities with exposure to nuclear power plants, and private activity bonds without government backing.


   The funds sometimes invest in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as U.S. territories of Guam and the Virgin Islands) that are exempt from federal and California state income taxes. These investments require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress. As of June 1, 1997, Puerto Rico's general obligations were rated Baa1 by Moody's and A by Standard & Poor's.

  o The yield of each fund will fluctuate with changing market conditions and interest rate levels. The share price of the bond fund will also fluctuate; when you sell your shares, you may lose money.


 What are derivatives and can the funds invest in them?


   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella- from conventional instruments, such as callable bonds, futures, and options to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" only recently became widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

   The money fund does not invest in high-risk, highly leveraged derivatives. The bond fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The bond fund limits its use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield;

T. ROWE PRICE                                 12
   hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust the fund's duration.


   The bond fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of a long-term, investment-grade bond.


 The following are some characteristics of municipal securities.

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 Is interest income from municipal issues always exempt from federal taxes?


   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, the funds will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The funds will report annually to shareholders the portion of income, if any, subject to the AMT. (Please see Distributions and Taxes -Taxes on Fund Distributions.)

  o Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 Why are yields on California bonds often below those of comparable issues from other states?

   Strong demand for California securities, due to a relatively high state income tax rate tends to push their prices up and yields down.

ABOUT THE FUNDS                               13
 Is there an easy way to compare after-tax yields on a California fund with a similar tax-exempt fund that invests nationally?

   Subtract your state tax rate from 1 and multiply this number times the yield on the national fund. The result is the yield to you on the national fund after paying California income tax. Compare this with the California fund's yield.


 What are the major differences between money market and bond funds?

  o Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.


  o Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  o Income Limited-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.


 You may want to review some fundamentals that apply to all fixed income investments.

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is a fund's "yield" the same thing as the "total return"?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is "credit quality" and how does it affect a fund's yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower credit-quality securities.

T. ROWE PRICE                                 14
 What is meant by a bond fund's "maturity"?


   Every bond has a stated maturity date when the issuer must repay the security's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before their stated maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling, because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In such an environment, a bond's "effective maturity" is calculated using its nearest call date.

   A bond mutual fund has no maturity in the strict sense of the word, but it does have an average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when computing the average. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


 What is meant by a bond fund's "duration"?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in interest rates, as shown in Table 6.

ABOUT THE FUNDS                               15



 Table 6
     How Interest Rates Affect Bond Prices
                            Price per $1,000 of a Municipal Bond if Interest Rates:
                            Increase                      Decrease
     Bond Maturity  Coupon  1 Point        2 Points       1 Point        2 Points

       1 year       3.75%       $990           $981          $1,010          $1,020

       5 years      4.55%        957            916           1,045           1,093

     10 years       4.90%        925            857           1,082           1,173

     20 years       5.45%        889            794           1,132           1,287

     30 years       5.50%        869            763           1,164           1,370
----------------------------------------------------------------------------------------





 Coupons reflect yields on AAA-rated municipals as of May 31, 1997. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of some money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help it maintain a $1.00 share price.


 How can I decide which California fund is most appropriate for me?

   Review your own financial objectives, time horizon, and risk tolerance. Use Table 5, which summarizes each fund's main characteristics, to help choose a fund (or funds) suitable for your particular needs. For example, only the money fund is designed to provide principal stability, which makes it a good choice for money you may need for occasional or unexpected expenses. However, if you are investing for the highest possible income and can tolerate some price volatility, you should consider a longer-term bond fund.

  o Neither fund should be relied upon as a complete investment program nor be used for short-term trading purposes.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the funds may purchase as well as the types of management practices that the funds may use.

T. ROWE PRICE                                 16
 ABOUT YOUR ACCOUNT
                                        2


 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price tax-free fund.


 How and when shares are priced

   Bond and money funds
   The share price (also called "net asset value" or NAV per share) for each fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Amortized cost is used to value money fund securities.

  o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from and receiving payments in your

ABOUT YOUR ACCOUNT                            17
   financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks, and credit unions, which electronically exchanges the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.

  o Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after receiving your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account
   Form.   The advantage of reinvesting distributions arises from compounding;
   that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund.

   Income dividends
  o Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  o Money funds declare income dividends daily to shareholders of record as of 12:00 noon ET on that day. Wire purchase orders received before 12:00 noon ET receive the dividend for that day. Other purchase orders receive the dividend on the next business day after payment has been received.

  o Bond and money funds pay dividends on the first business day of each month.

T. ROWE PRICE                                 18
  o Bond and money fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  o Since money funds are managed to maintain a constant share price, they are not expected to make capital gain distributions.

  o A capital gain or loss is the difference between the purchase and sale price of a security.

  o If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information

  o You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from the funds are expected to be exempt from federal income taxes, you need to be aware of the possible tax consequences when:

  o You sell fund shares, including an exchange from one fund to another.

  o The fund makes a distribution to your account.

   Due to 1993 tax legislation, a portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year.


 Taxes on fund redemptions

   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

ABOUT YOUR ACCOUNT                            19
   In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For accounts opened new or by exchange in 1983 or later, we will provide you with the gain or loss of the shares you sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, the funds will send you Form 1099-DIV indicating the tax status of any capital gain distribution made to you. This information will also be reported to the IRS. All capital gain distributions are taxable to you for the year in which they are paid. The only exception is that dividends declared during the last three months of the year and paid in January are taxed as though they were paid by December 31. Dividends are expected to be tax-exempt.

   Short-term capital gains are taxable as ordinary income, and long-term gains are taxable at the applicable long-term gain rate. The gain is long- or short-term depending on how long the fund held the securities, not how long you held shares in the fund. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.

   If the funds invest in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income which should be included in your AMT calculation, if any, will be reported to you in January.

  o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date"- the date that establishes you as the person to receive the upcoming distribution-you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may also wish to find out the fund's record date before investing. Of course, the fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.

T. ROWE PRICE                                 20
   Note: For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption, but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)


   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through Telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box which states that you do not want these services. Personal computer transactions must be authorized separately. Each fund uses reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and is not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain

ABOUT YOUR ACCOUNT                            21
   regulatory agencies that a fund may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after the telephone transaction. All conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of the fund's net assets, the fund has the right to delay sending your proceeds for up to five business days after receiving your request, or to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

   For example, you are in fund A. You can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.

   If you exceed the number of trades described above, you may be barred indefinitely from further purchases of T. Rowe Price funds.

   Three types of transactions are exempt from excessive trading guidelines: 1) trades solely between money market funds; 2) redemptions that are not part of exchanges; and 3) systematic purchases or redemptions (see Shareholder Services).


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee

T. ROWE PRICE                                 22
   will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:


  o Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  o Remitting redemption proceeds to any person, address, or bank account not on record.

  o Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  o Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

ABOUT YOUR ACCOUNT                            23
 MORE ABOUT THE FUNDS
                                        3


 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?


   The T. Rowe Price California Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust and is a "diversified, open-end investment company," or mutual fund. Both California funds were organized in 1986. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  o Shareholders benefit from T. Rowe Price's 60 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  o Receive a proportional interest in a fund's income and capital gain distributions.

  o Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?


   The funds are not required to hold annual meetings and, in order to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

T. ROWE PRICE                                 24
 Who runs the funds?

   General Oversight

   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the funds' investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members will be independent of T. Rowe Price.

  o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price-specifically by the funds' portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment programs. The Investment Advisory Committees are composed of the following members:


   Money Fund Patrice L. Berchtenbreiter Ely, Chairman, Jeremy N. Baker, Paul W. Boltz, Patricia S. Deford, Joseph K. Lynagh, Konstantine B. Mallas, Mary J. Miller, Theodore E. Robson, and Arthur S. Varnado. Ms. Berchtenbreiter Ely has been chairman of the fund's committee since 1992. She joined T. Rowe Price in 1972 and has been managing investments since 1987.

   Bond Fund Mary J. Miller, Chairman, Jeremy N. Baker, Paul W. Boltz, Patricia
   S. Deford, Patrice L. Berchtenbreiter Ely, Joseph K. Lynagh, Konstantine B. Mallas, Theodore E. Robson, and Arthur S. Varnado. Mrs. Miller has been chairman of the fund's committee since 1990. She joined T. Rowe Price in 1983 and has been managing investments since 1987.

   Marketing

   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of these and all other T. Rowe Price funds.


   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the funds' transfer and dividend disbursing agent and provides shareholder and administrative services. The address for T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc., is 100 East Pratt St., Baltimore, MD
    21202.


 How are fund expenses determined?


   The management agreement spells out the expenses to be paid by each fund. In addition to the management fee, each fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

MORE ABOUT THE FUNDS                          25

   The fund's paid the expenses shown in Table 7 for the fiscal year ended February 28, 1997.

         Fund        Transfer Agent          Accounting
        Money       $        65,000         $    67,000

         Bond                91,000              72,000
------------------------------------------------------------

Table 7 Services Fees Paid
   The Management Fee
   This fee has two parts-an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except Equity Index and the Spectrum Funds and any institutional or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

     0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
     --------------------------
     0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
     ----------------------------------------------------
     0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
     ----------------------------------------------------
     0.390%  Next $1 billion   0.330%  Next $10 billion
     ------------------------------------------------------------------------------
     0.370%  Next $1 billion   0.320%  Next $10 billion




   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined Price funds' assets of approximately $63 billion at March 31, 1997, the group fee was 0.33%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our newsletter, The Price Report, in Insights articles, in T. Rowe Price advertisements, and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

T. ROWE PRICE                                 26
   Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  o Total return is the most widely used performance measure. Detailed performance information is included in each fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return

   This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and end of the period specified.


 Average Annual Total Return

   This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio, provided you held it for the entire period in question.


 Yield


   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the net asset value. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   The money fund may advertise a "current" yield, reflecting the latest 7-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.


   For the bond fund, the advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.

  o You will see frequent references to a fund's yield in our reports, in advertisements, in media stories, and so on.

MORE ABOUT THE FUNDS                          27
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. Each fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.


   The funds' holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth herein. For instance, the bond fund is not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about the fund's investment programs, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the funds' other investments.

   Changes in the funds' holdings, the funds' performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the funds achieve their objectives.


 Types of Portfolio Securities


   In seeking to meet their investment objectives, the funds may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the funds' investment programs. The following pages describe the principal types of portfolio securities and investment management practices of the funds.

   Fundamental policy Each fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the outstanding

T. ROWE PRICE                                 28
   voting securities of the issuer would be held by a fund; provided that these limitations do not apply to a fund's purchase of securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.


   Operating policy (money fund only) The money fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, provided that this limitation does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees.

   Municipal Securities

   Each fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the funds may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  o In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, the funds will not purchase any security if, as a result, less than 80% of the funds' income would be exempt from federal and California state income taxes. The income included under the 80% test does not include income from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the funds may invest without limit in high-quality, short-term securities whose income is subject to federal and California state income tax.

MORE ABOUT THE FUNDS                          29
   In addition to general obligation and revenue bonds, the funds' investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The funds may also purchase unrated lease obligations.

   Municipal Warrants (bond fund)
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The bond fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy The bond fund will not invest more than 2% of its total assets in municipal warrants.

   Securities With "Puts" or Other Demand Features

   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request-usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. The money fund typically purchases a significant number of these securities. If a demand feature terminates prior to being exercised, the funds would hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  o Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  o T. Rowe Price periodically reviews the credit quality of the insurer.

  o Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and

T. ROWE PRICE                                 30
   interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the fund. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  o Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   These securities are created from existing municipal bonds:


  o Residual Interest Bonds (bond fund) (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity.

   Operating policy The bond fund will not invest more than 10% of its total assets in residual interest bonds.

  o Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

  o Embedded Interest Rate Swaps and Caps (bond fund) In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually

MORE ABOUT THE FUNDS                          31
   receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect a fund's total return.

   Operating policy The bond fund will not invest more than 10% of its total assets in embedded interest rate swaps and caps.

   Private Placements
   The funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy The bond fund may not invest more than 15% (10% for the money fund) of its net assets in illiquid securities, including unmarketable private placements.


 Types of Management Practices

   Cash Position (bond fund)
   The fund will hold a portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position accomplishes the following: provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring a fund's weighted average maturity; and serves as a short-term defense during periods of unusual market volatility. The fund's cash reserve position will be comprised of short-term, investment-grade securities including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates.

   When-Issued Securities (each fund) and Forwards (bond fund)

   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15-45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, each fund will maintain

T. ROWE PRICE                                 32
   cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. The funds do not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures (bond fund)

   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the fund may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust its exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower a fund's total return, and the potential loss from their use could exceed a fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of the bond fund's net asset value.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of a fund's total assets. A fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Portfolio Turnover (bond fund)

   The fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of the fund's investment program, the fund's portfolio turnover rate may exceed 100%. Although the fund does not expect to generate any taxable income, a high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed.

MORE ABOUT THE FUNDS                          33
   The bond fund's portfolio turnover rates for the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995, were 47.3%, 61.9%, and
   78.0%, respectively.

   Sector Concentration
   It is possible that each fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as health care or nuclear energy.

   Operating policy Each fund will not invest more than 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's. Credit quality refers to the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of each fund, including those rated by outside agencies. The lower the rating on a bond, the higher the yield, other things being equal.


   Table 8 shows the rating scale used by the major rating agencies, and Table 9 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings, but emphasizes its own credit analysis when selecting investments.

 Table 8
     Ratings of Municipal Debt Securities
                 Moody's         Standard &       Fitch
                 Investors       Poor's           Investors
                 Service, Inc.   Corporation      Service, Inc.               Definition
     Long Term   Aaa             AAA              AAA                         Highest quality

                 Aa              AA               AA                          High quality

                 A               A                A                           Upper medium grade

                 Baa             BBB              BBB                         Medium grade

                 Moody's                          S&P                         Fitch
                                                  SP1+  Very strong quality   F-1+  Exceptionally strong quality
     Short Term  MIG1/VMIG1      Best quality     SP1   Strong grade          F-1   Very strong quality
                 C
                 MIG2/VMIG2      High quality     SP2   Satisfactory grade    F-2   Good credit quality
                 C
                                                  A-1+  Extremely strong      F-1+  Exceptionally strong quality
     Commercial                  Superior         A-1   quality               F-1   Very strong quality
     Paper       P-1             quality                Strong quality
                 C
                 P-2             Strong quality   A-2   Satisfactory quality  F-2   Good credit quality
-------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 34


 Table 9
     Explanation of Quality Ratings
                         Bond
                         Rating   Explanation

     Moody's Investors   Aaa      Highest quality, smallest degree of
     Service, Inc.                investment risk.

                         Aa High quality; together with Aaa bonds, they compose the high-grade bond group.

                         A        Upper-medium-grade obligations; many
                                  favorable investment attributes.

                         Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time.

                         Ba       More uncertain with speculative elements.
                                  Protection of interest and principal payments not well safeguarded in good and bad times.

                         B        Lack characteristics of desirable investment;
                                  potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

                         Caa Poor standing, may be in default; elements of danger with respect to principal or interest payments.

                         Ca       Speculative in high degree; could be in
                                  default or have other marked
                                  shortcomings.

                         C Lowest rated. Extremely poor prospects of ever attaining investment standing.

     Standard & Poor's   AAA      Highest rating; extremely strong capacity to
     Corporation                  pay principal and interest.

                         AA High quality; very strong capacity to pay principal and interest.

                         A        Strong capacity to pay principal and
                                  interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

                         BBB      Adequate capacity to pay principal and
                                  interest; normally exhibit adequate
                                  protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds.

                         BB, B,   Predominantly speculative with respect to the
                         CCC, CC  issuer's capacity to meet required interest
                                  and principal payments. BB-lowest degree of
                                  speculation;
                                  CC-the highest degree of speculation. Quality
                                  and protective characteristics outweighed by
                                  large uncertainties or major risk exposure to
                                  adverse conditions.

                         D        In default.

     Fitch Investors     AAA      Highest quality; obligor has exceptionally
     Service, Inc.                strong ability to pay interest and repay
                                  principal, which is unlikely to be affected
                                  by reasonably foreseeable events.

                         AA Very high quality; obligor's ability to pay interest and repay principal is very strong.
                                  Because bonds rated in the AAA and AA
                                  categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                         A        High quality; obligor's ability to pay
                                  interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.

                         BBB      Satisfactory credit quality; obligor's
                                  ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.

                         BB,      Not investment grade; predominantly
                         CCC,     speculative with respect to the issuer's
                         CC, C    capacity to repay interest and repay
                                  principal in accordance with the terms of the
                                  obligation for bond issues not in default. BB
                                  is the least speculative. C is the most
                                  speculative.
-------------------------------------------------------------------------------

MORE ABOUT THE FUNDS                          35
 INVESTING WITH T. ROWE PRICE
                                        4


 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For procedures regarding institutional accounts, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check together with the New Account Form to the address below. We do not accept third party checks to open new accounts.

T. ROWE PRICE                                 36
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:


PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 account name and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed on the previous page.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person

Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

INVESTING WITH T. ROWE PRICE                  37
By ACH Transfer
Use Tele*Access, your personal computer, or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the address shown below with either a fund
                                            ------
 reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services

If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements -Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers -By Wire under Shareholder Services.

T. ROWE PRICE                                 38
By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address on the next page. T. Rowe Price requires the
                           ----------------
signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements-Signature Guarantees).

Regular Mail
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Boulevard Owings Mills, MD  21117

Rights Reserved by the Fund

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

INVESTING WITH T. ROWE PRICE                  39
 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

If you are a new T. Rowe Price investor, you will receive a Services Guide with our Welcome Kit.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service

You can move money from one account to an existing identically registered account, or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the funds are registered.) Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access

24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, dupli-

T. ROWE PRICE                                 40
cate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers on the next
                                                                 -----------
page).
----


T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access, but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting

(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

INVESTING WITH T. ROWE PRICE                  41
Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------

This additional service gives you the opportunity to easily consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell individual securities-stocks, bonds, options, and others - at commission savings over full-service brokers. We also provide a wide range of services, including:

To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720
Automated telephone and on-line services
You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.


Note: Discount applies to our current commission schedule, subject to our $35 minimum commission.

Investor information

A variety of informative reports, such as our Brokerage Insights series, S&P Market Month Newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service-free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment Services, / /Inc., Member NASD/SIPC./

T. ROWE PRICE                                 42

 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
Quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, Tax Considerations for Investors, and Diversifying Overseas: A T. Rowe Price Guide to International Investing.

INVESTING WITH T. ROWE PRICE                  43
To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.

To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660


Internet Address
 www.troweprice.com
Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

T. ROWE PRICE                                 44

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607


                                                              C05-040 7/1/97
 (LOGO)

PAGE 2
The Statement of Additional Information for the T. Rowe Price
California Tax-Free Income Trust, dated July 1, 1997.








          PAGE 1
                         STATEMENT OF ADDITIONAL INFORMATION

                      T. Rowe Price State Tax-Free Income Trust
                                    (the "Trust")

                             New York Tax-Free Money Fund
                             New York Tax-Free Bond Fund
                             Maryland Tax-Free Bond Fund
                        Maryland Short-Term Tax-Free Bond Fund
                             Virginia Tax-Free Bond Fund
                        Virginia Short-Term Tax-Free Bond Fund
                            New Jersey Tax-Free Bond Fund
                              Georgia Tax-Free Bond Fund
                      Florida Insured Intermediate Tax-Free Fund

                (collectively the "Funds" and individually the "Fund")

                    T. Rowe Price California Tax-Free Income Trust
                                    (the "Trust")

                            California Tax-Free Bond Fund
                            California Tax-Free Money Fund

                (collectively the "Funds" and individually the "Fund")


               This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated July 1, 1997, which may be obtained from T. Rowe Price Investment Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202. The purchase or exchange of shares in any of the above-listed funds is limited to investors residing in states where the funds are qualified for sale.

               If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses will be sent to you. Please read it carefully.

               The date of this Statement of Additional Information is July 1, 1997.





                                                             C23-043 7/1/97


















          PAGE 2
                                  TABLE OF CONTENTS

                                       Page                            Page

          Code of Ethics  . . . . . . . .    Pricing of Securities Being
          Custodian . . . . . . . . . . .     Offered . . . . . . . . . . .
          Determination of Maturity of       Principal Holders of
           Money Market Securities  . . .     Securities  . . . . . . . . .
          Distributor for the Trusts  . .    Ratings of Commercial
          Dividends . . . . . . . . . . .     Paper . . . . . . . . . . . .
          Federal and State Registration     Ratings of Municipal
           of Shares  . . . . . . . . . .     Debt Securities . . . . . . .
          Forwards  . . . . . . . . . . .    Ratings of Municipal Notes
          Futures Contracts . . . . . . .     and Variable Securities . . .
          Independent Accountants . . . .    Risk Factors . . . . . . . . .
          Investment Management              Risk Factors Associated with
           Services . . . . . . . . . . .     a California Portfolio  . . .
          Investment in Taxable Money        Risk Factors Associated with
           Market Securities  . . . . . .     a Florida Portfolio . . . . .
          Investment Objectives and          Risk Factors Associated with
           Policies . . . . . . . . . . .     a Georgia Portfolio . . . . .
          Investment Performance  . . . .    Risk Factors Associated with
          Investment Programs . . . . . .     a Maryland Portfolio  . . . .
          Investment Restrictions . . . .    Risk Factors Associated with
          Legal Counsel . . . . . . . . .     a New Jersey Portfolio  . . .
          Management of the Trusts  . . .    Risk Factors Associated with
          Municipal Securities  . . . . .     a New York Portfolio  . . . .
          Net Asset Value Per Share . . .    Risk Factors Associated with
          Options . . . . . . . . . . . .     a Virginia Portfolio  . . . .
          Organization of the Trusts  . .    Tax-Exempt vs. Taxable
          Portfolio Management                Yield . . . . . . . . . . . .
           Practices  . . . . . . . . . .    Tax Status . . . . . . . . . .
          Portfolio Transactions  . . . .    When-Issued Securities . . . .
                                             Yield Information  . . . . . .


                          INVESTMENT OBJECTIVES AND POLICIES

               The following information supplements the discussion of each Fund's investment objectives and policies discussed in each Fund's prospectus. The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Trust's Board of Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. The fundamental policies of each Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented.













          PAGE 3
                                     RISK FACTORS

          All Funds

               The Funds are designed for investors who, because of their tax bracket, can benefit from investment in municipal bonds whose income is exempt from federal taxes. The Funds are not appropriate for qualified retirement plans where income is already tax deferred.

          Municipal Securities

               There can be no assurance that the Funds will achieve their investment objectives. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the Funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the Funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody's, S&P, and Fitch represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

               The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

               Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in












          PAGE 4
          the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the value of a Fund's portfolio would be affected and, in such an event, a Fund would reevaluate its investment objectives and policies.

               Although the banks and securities dealers with which the Fund will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the Fund with respect to such securities.

               After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. For the Money Funds, the procedures set forth in Rule 2a-7, under the Investment Company Act of 1940, may require the prompt sale of any such security. For the other Funds, neither event would require a sale of such security by the Fund. However, T. Rowe Price Associates, Inc. ("T. Rowe Price") will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch Investors Service, Inc. ("Fitch") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the Fund's Board of Trustees, determines whether the unrated security is of a quality comparable to that which the Fund is allowed to purchase.

               Municipal Bond Insurance. All of the Funds may purchase insured bonds from time to time. The Florida Insured Intermediate Tax-Free Fund must purchase such bonds. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The guarantee is purchased from a private, non-governmental insurance company.

               There are two types of insured securities that may be purchased by the Funds, bonds carrying either (1) new issue insurance or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve the bond's credit rating. By meeting the insurer's standards and paying an

          PAGE 5













          insurance premium based on the bond's total debt service, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be cancelled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

               The Funds may also purchase bonds which carry secondary insurance purchased by an investor after a bond's original issuance. Such policies insure a security for the remainder of its term. Generally, the Funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the Funds may, on occasion, purchase secondary insurance on their own behalf.

               Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond's interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date and municipal insurers have met these claims, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the Fund.


          Money Funds

               The Money Funds will limit their purchases of portfolio instruments to those U.S. dollar-denominated securities which the Fund's Board of Trustees determines present minimal credit risk, and which are Eligible Securities as defined in Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Eligible Securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the Fund's Board of Trustees. In addition, the Funds may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

               There can be no assurance that the Money Funds will achieve their investment objectives or be able to maintain their net asset value per share at $1.00. The price stability and













          PAGE 6
          liquidity of the Money Funds may not be equal to that of a taxable money market fund which exclusively invests in short-term taxable money market securities. The taxable money market is a broader and more liquid market with a greater number of investors, issuers, and market makers than the short-term municipal securities market. The weighted average maturity of the Money Funds varies (subject to a 90 day maximum under Rule 2a-7): the shorter the average maturity of a portfolio, the less its price will be impacted by interest rate fluctuations.

          Bond Funds

               Because of their investment policies, the Bond Funds may not be suitable or appropriate for all investors. The Funds are designed for investors who wish to invest in non-money market funds for income, and who would benefit, because of their tax bracket, from receiving income that is exempt from federal income taxes. The Funds' investment programs permit the purchase of investment grade securities that do not meet the high quality standards of the Money Funds. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. In addition, the principal value of long term lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer than higher quality investments. The value of the portfolio securities of the Bond Funds will fluctuate based upon market conditions. Although these Funds seek to reduce credit risk by investing in a diversified portfolio, such diversification does not eliminate all risk. The Funds are also not intended to provide a vehicle for short-term trading purposes.

                        Special Risks of High Yield Investing

               Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Bond Funds invest in such bonds, achievement of their investment objectives will be more dependent on T. Rowe Price's credit analysis than would be the case if the Funds were investing in higher quality bonds. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market













          PAGE 7
          for higher grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

               Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein.


               RISK FACTORS ASSOCIATED WITH A CALIFORNIA PORTFOLIO

               The Funds' concentration in debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State general obligations and notes, the Funds will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

               Debt. The State, its agencies and local governmental entities issued $24.9 billion in debt in 1996. Approximately 16% was general obligation debt, backed by the taxing power of the issuer, and 84% were revenue bonds and lease backed obligations, issued for a wide variety of purposes, including transportation, housing, education and healthcare.

               As of March 1, 1997, the State of California had approximately $17.7 billion outstanding general obligation bonds secured by the State's revenue and taxing power. An additional $3.3 billion in authorized but unissued state general obligation debt remains to be issued to comply with voter initiatives and legislative mandates. Debt service on roughly 21% of the State's outstanding debt is met from revenue producing projects such as water, harbor, and housing facilities. As part of its cash management program, the State regularly issues short-term notes to meet its disbursement requirements in advance of revenue collections. During fiscal 1997, the State issued $3.0 billion in short-term notes for this purpose.

               The State also supports $5.5 billion in lease-purchase obligations attributable to the State Public Works Board. These obligations are not backed by the full faith and credit of the State but instead, are subject to annual appropriations from the State's General Fund.

               In addition to the State obligations described above, bonds have been issued by special public authorities in California that are not obligations of the State. These include bonds issued by the California Housing Finance Agency, the Department of Water












          PAGE 8
          Resources, the Department of Veterans Affairs, California State University and the California Transportation Commission.

               Economy. California's economy is the largest among the 50 states and one of the largest in the world. The 1996 population of 32 million represents 12% of the U.S. total. The State's per capita personal income in 1995 exceeded the U.S. average by 4%.

               California s economy suffered through a severe recession during the early 1990 s as the effects of a slowdown in the national economy were compounded by federal defense spending cuts and military base closings. Since 1994, the State has been in a steady recovery, positing significant job growth and gains in personal income. The level of economic activity within the State is important as it influences the growth or contraction of State and local government revenues available for operations and debt service.

               Recessionary influences and the effects of overbuilding in selected areas have resulted in a contraction in real estate values in many regions of the State in prior years. Most areas have begun to show improvement corresponding to gains in the general economic level. Future declines in property values could have a negative effect on the ability of certain local governments to meet their obligations.

               As a state, California is more prone to earthquakes than most other states in the country, creating potential economic losses from damages. On January 17, 1994, a major earthquake, measuring 6.8 on the Richter scale, hit Southern California centered in the area of Northridge. Total damage has been estimated at $20 billion. Significant federal aid has been received.

               Legislative. Due to the Funds' concentration in California state and its municipal issuers, the Funds may be affected by certain amendments to the California constitution and state statutes which limit the taxing and spending authority of California governmental entities and may affect their ability to meet their debt service obligations.

               In 1978, California voters approved "Proposition 13" adding
          Article XIIIA, to the state constitution which limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. In subsequent actions, the State substantially increased its expenditures to provide assistance to its local governments to offset the losses in revenues and to maintain essential local services; later the State phased out most local aid in response to its own fiscal pressures.

               Another constitutional amendment, Article XIIIB, was passed by voters in 1979 prohibiting the State from spending revenues












          PAGE 9
          beyond its annually adjusted "appropriations limit". Any revenues exceeding this limit must be returned to the taxpayers as a revision in the tax rate or fee schedule over the following two years. Such a refund, in the amount of $1.1 billion, occurred in fiscal year 1987.

               Proposition 218, the "Right to Vote on Taxes Act", was approved by the voters in 1996. It further restricts the ability of local governments to levy and collect both existing and future taxes, assessments and fees. In addition to further limiting the financial flexibility of local governments in the state, it also increases the possibility of voter determined tax rollbacks and repeals. The interpretation and application of this proposition will ultimately be determined by the courts.

               An effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt that requires voter approval and pledging future tax revenues, towards lease revenue financing that is subject to abatement and does not require voter approval. Lease backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk. Local governments also raise capital through the use of Mello-Roos, 1915 Act, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

               Proposition 98, enacted in 1988, changed the State's method of funding education for grades below the university level.
          Under this constitutional amendment, the schools are guaranteed a minimum share of State General Fund revenues. The major effect of Proposition 98 has been to restrict the State's flexibility to respond to fiscal stress.

               Future initiatives, if proposed and adopted or future court decisions could create renewed pressure on California governments and their ability to raise revenues. The State and its underlying localities have displayed flexibility, however, in overcoming the negative effects of past initiatives.

               Financial. The recession of the early 1990 s placed California's finances under pressure. From 1991 through 1995, accumulated deficits were carried over into the following years and the State s general obligation bonds were downgraded from AAA to A. Reflecting the recent trend of economic recovery, the state s financial condition has improved. Fiscal 1997 is expected to close with a reserve balance of $312 million. The Governor has proposed a budget for fiscal 1998 which features a proposed cut in the corporation and bank tax rate and increased school funding levels, supported by economic growth and health and welfare savings. The projected surplus will increase the state s reserve to $580 million (1.1% of expenditures). We are













          PAGE 10
          unable to predict whether the budget package will be negotiated in a timely manner by the Governor and the legislature.

               As of June 1, 1997, the State's general obligation bonds are rated A1 by Moody's, A+ by Standard & Poor's and A+ by Fitch.
          The consequences of the State's fiscal actions reach beyond its own general obligation bond ratings. Many state agencies and local governments which depend upon state appropriations have realized significant cutbacks in funding in recent years. Entities which have been forced to make program reductions or to increase fees or raise special taxes to cover their debt service and lease obligations may recover somewhat during periods of economic prosperity.

               On December 6, 1994, Orange County filed for protection under Chapter 9 of the U.S. Bankruptcy Code after reports of significant losses in its investment pool. Upon restructuring, the realized losses in the pool were $1.6 billion or 21% of assets. More than 200 public entities, most of which, but not all, are located in Orange County were also depositors in the pool. The County defaulted on a number of its debt obligations. The County emerged from bankruptcy on June 12, 1996. Through a series of long-term financings, it repaid most of its obligations to pool depositors and has become current on its public debt obligations. The balance of claims against the County are payable from any proceeds received from litigation against securities dealers and other parties.

          Sectors

               Certain areas of potential investment concentration present unique risks. In 1996, $1.8 billion of tax-exempt debt issued in California was for public or non-profit hospitals. A significant portion of the Funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third party reimbursement sources such as the federal Medicare and state MediCal programs or private insurers are common to all hospitals. To the extent these third party payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

               The Funds may from time to time invest in electric revenue issues. The financial performance of these utilities may be impacted as the industry moves toward deregulation and increased competition. California s electric utility restructuring plan, Assembly Bill 1890, permits direct competition to be phased in












          PAGE 11
          between 1998 and 2002. Municipal utilities, while not subject to the legislation, will be faced with competitive market forces and must use the transition period wisely to prepare for deregulation. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer s financial performance. Risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

               The Funds may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrower corporations. No governmental support is implied.



                 RISK FACTORS ASSOCIATED WITH A MARYLAND PORTFOLIO

               Each Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Maryland general obligations and state agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

               Debt. The State of Maryland and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged fees or charges for a related project, and tax-exempt lease obligations, secured by annual appropriations by the issuer, usually with no implied tax or specific revenue appropriations by the issuer. In 1996, $3.0 billion in state and local debt was issued in Maryland, with approximately 47% representing general obligation debt and 53% revenue bonds and lease backed debt.

               The State of Maryland had $2.9 billion in general obligation bonds outstanding as of December 31, 1996 along with an additional $1.4 billion in other tax-supported debt. General obligation debt of the State of Maryland is rated Triple-A by Moody's, Standard & Poor's and Fitch. There is no general debt limit imposed by the State Constitution or public general laws. The State Constitution imposes a 15 year maturity limit on State general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the State to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the State has not made use of this authority.

               Many agencies and other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed












          PAGE 12
          to constitute a debt or a pledge of the faith and credit of the State. The Community Development Administration of the Department of Housing and Community Development, the Maryland Stadium Authority, the Board of Trustees of St. Mary's College of Maryland, the Maryland Environmental Service, the Board of Regents of the University of Maryland System, the Board of Regents of Morgan State University, the Maryland Food Center Authority, and the Maryland Water Quality Financing Administration have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees. Total outstanding revenue and enterprise debt of these State units, the Maryland Transportation Authority, and the Maryland Department of Transportation at December 31, 1996 was $3.7 billion.

               Economy. The economy of the State of Maryland generally demonstrates strong performance relative to the nation. Per capita income is 12% above the U.S. average. Unemployment was 4.9% in 1996, compared to a national average of 5.4%. The State's population in 1996 was 5.0 million, with 87% concentrated in the Baltimore-Washington corridor.

               Financial. To a large degree, the risk of the Funds is dependent upon the financial strength of the State of Maryland and its localities. Over the long term, Maryland's financial condition has been strong; however, in fiscal 1992, the State experienced unanticipated shortfalls in revenues, as collections of major taxes fell during the recession. To address this loss, the governor enacted a series of mid-year reductions in expenditures, primarily cuts in local aid.

               Balancing the state budget for fiscal year 1993 involved a variety of additional taxes, including a higher income tax on upper income households and an expanded sales tax. The legislature also adopted further cuts in State aid to localities, but this action was offset by the ability of localities to increase the local "piggyback" tax from 50 percent to 60 percent of the State rate. These actions were successful in restoring the State's financial condition and replenishing reserves. In fiscal 1994 Maryland s economy began to improve, allowing the state to continue to strengthen its financial condition. The results of fiscal year 1997 are projected to show a general fund balance of $489 million (6.5% of revenues). The fiscal 1998 budget enacts a 10% reduction in the personal income tax rate, to be phased in over five years. Funding the final years of this plan may require a draw down of the reserve position.

          Many local Maryland governments also suffered from fiscal stress and general declines in financial performance during the recession. Downturns in real estate related receipts, declines in the growth of income tax revenues, lower cash positions and












          PAGE 13
          reduced interest income were common problems. State aid to local governments was also reduced during that period. Local governments closed these gaps by increasing property and local income tax rates, implementing program cuts, and curtailing pay raises. Certain counties in Maryland are subject to voter approval limitations on property tax levy increases or on governmental spending which limits their flexibility in responding to external changes.

               Future voter initiatives, if proposed and adopted, could create pressure on the counties and other local governments and their ability to raise revenues. The Funds cannot predict the impact of any such future tax limitations on debt quality.

               Sectors.   Certain areas of potential investment
          concentration present unique risks. In 1996 $346 million of tax-exempt debt issued in Maryland was for public or non-profit hospitals. A significant portion of the Funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of some hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third party reimbursement mechanisms are common to the group. At the present time Maryland hospitals operate under a system which reimburses hospitals according to a State administered set of rates and charges rather than the Federal Diagnosis Related Group (DRG s) system for Medicare payments. Since 1983, Maryland hospitals, on average over the trailing three year period, have increased hospital charges at a level below the national average in terms of Medicare cost increases, allowing them to continue operating under a Medicare waiver. Any loss of this waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.

               The Funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

               The Funds may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.



                RISK FACTORS ASSOCIATED WITH A GEORGIA PORTFOLIO












          PAGE 14
               The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is
          geographically diversified.   In addition to State of Georgia
          general obligations and state agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

               Debt. The State of Georgia and its local governments issued $3.5 billion in municipal bonds in 1996, approximately 24% general obligation debt backed by the unlimited taxing power of the issuer and 76% revenue bonds secured by specific pledged fees or charges for an enterprise or project. As of June 1, 1997, the State was rated Aaa by Moody's, AA+ by Standard & Poor's and AAA by Fitch.

               As of April 30,1997, the State of Georgia had net direct obligations of $5.0 billion. Since 1973, when a Constitutional Amendment authorizing the issuance of state general obligation
          (GO) bonds was implemented, the State has funded most of its capital needs through the issuance of general obligation (GO) bonds. Previously, capital requirements were funded through the issuance of bonds by ten separate authorities and secured by lease rental agreements and annual state appropriations. Its Constitution permits the State to issue bonds for two types of public purposes: (1) general obligation debt and (2) guaranteed revenue debt. The Constitution imposes certain debt limits and controls. GO debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury. GO bonds have a maximum maturity of 25 years. Currently, maximum GO debt service requirements are well below the legal limit at 5.5% of Fiscal Year 1996 treasury receipts.

               In addition to the general obligation and lease backed debt described above, $198 million bonds have been issued by the Georgia World Congress Authority and $754 million bonds have been issued and are outstanding by the Georgia Housing and Finance Authority, none of which represent direct obligations of the State.

               Economy. The State of Georgia has a population of approximately 7.4 million, making it the 10th largest state. Since the 1960s, the State's population has grown at a rate exceeding the national average, with the growth rate during the 1980s nearly twice that of the entire country. Stable to strong economic growth during the 1980s was led by the Atlanta metropolitan statistical area, where approximately 45% of the State's population is located. This area includes the capital city of Atlanta, and 18 surrounding counties. The next largest metropolitan area is the Columbus-Muscogee area followed by the Macon area.














          PAGE 15
               The State's economy is well diversified. The current labor force of 3.6 million is largely concentrated in wholesale/retail trade and service jobs, followed by lesser amounts in manufacturing and government. Employment gains have substantially exceeded the region and the U.S. since 1980. The State s economy continues to outperform the nation, despite a slowing after the high level of economic activity resulting from the 1996 Olympic Games. Georgia's per capita income has steadily improved against the national average since the 1960s and currently is 94% of the U.S., ranking it 26th among the states.

               Financial.   To a large degree, the creditworthiness of the
          portfolio is dependent on the financial strength of the State of Georgia and its localities. During the 1980s, the State's strong economic performance translated into solid financial performance and the accumulation of substantial reserves.

               During fiscal 1989 to 1991, the State's financial condition was affected by three years of revenue shortfalls brought on by recession. During these periods, the Governor called special legislative sessions to enact sizable spending cuts to achieve budget balance. Economic conditions improved in 1992, allowing the State to restore its financial cushion. Results for fiscal 1996 showed a continuation of this positive trend with an ending unreserved general fund balance of $620 million, or 5.9% of revenues.

               A significant portion of the portfolio's assets is expected to be invested in the debt obligations of local governments and public authorities with investment grade ratings of BBB or higher. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in State aid. The Fund may purchase obligations issued by public authorities in Georgia which are not backed by the full faith and credit of the State and may or may not be subject to annual appropriations from the State's General Fund. Likewise, certain enterprises such as water and sewer systems or hospitals may be affected by changes in economic activity.

               Sectors. Certain areas of potential investment concentration present unique risks. In 1996, $533 million of tax-exempt debt issued in Georgia was for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be












          PAGE 16
          affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

               The Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the electric utility industry.

               The Fund may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. This category accounted for 3.4% of the tax-exempt debt issued in Georgia during 1996.


                RISK FACTORS ASSOCIATED WITH A FLORIDA PORTFOLIO

               The Fund's program of investing primarily in insured, AAA-rated Florida municipal bonds should significantly lessen the credit risks which would be associated with a portfolio of uninsured Florida bonds. Nevertheless, to a certain degree, the Fund's concentration in securities issued by the State of Florida and its political subdivisions involves greater risk than a fund broadly invested in insured bonds across many states and municipalities. The credit quality of the Fund will depend upon the continued financial strength of the insurance companies insuring the bonds purchased by the Fund as well as the State of Florida and the numerous public bodies, municipalities and other issuers of debt securities in Florida.

               Debt. The State of Florida and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged funds or charges for a related project, and tax-exempt lease obligations, supported by annual appropriations from the issuer, usually with no implied tax or specific revenue pledge. During 1996, $10.2 billion in state and local debt was issued in Florida, with approximately 14% representing general obligation debt and 86% representing revenue bonds and lease-backed obligations. Debt issued in 1996 was for a wide variety of public purposes, including transportation, housing, education, health care and industrial development.

               As of April 30, 1996, the State of Florida had $7.4 billion outstanding general obligation bonds secured by the State's full












          PAGE 17
          faith and credit and taxing power. General bonded debt service accounted for a modest 2.3% of all governmental expenditures in fiscal year 1996. An additional $3.3 billion in outstanding bonds have been issued by the State and secured by limited state tax and revenue sources. General obligation debt of the State of Florida is rated Aa2 by Moody's, AA+ by Standard & Poor's and AA by Fitch as of June 1, 1997. State debt may only be used to fund capital outlay projects; Florida is not authorized to issue obligations to fund operations.

               Several agencies of the State are also authorized to issue debt which does not represent a pledge of the state's credit. The Florida Housing Finance Authority and Florida Board of Regents are the largest issuers of this type. The principal and interest on bonds issued by these bodies are payable solely from specified sources such as mortgage repayments and university tuition and fees.

               Economy. The State of Florida has a population of approximately 14.4 million, making it the fourth largest state. Due to immigration, the State's population has grown at a rate exceeding the nation for four decades. Florida's economy is broadly based with a large concentration in the service and trade sectors. Tourism is one of Florida's most important industries. Rebounding from a decline in 1994, visitor traffic grew by 2.5% in 1995 and 2.0% to 41.5 million people in 1996.

               During most of the 1980's, as Florida's population and employment base grew, its job growth rate was double that of the nation. However, beginning in 1988, job growth slowed and unemployment rates began trending above national levels for a number of years. During 1995, Florida's unemployment rate was 8.2% versus 7.4% for the U.S. With total non-farm jobs growing faster than the national average in 1996, Florida s unemployment rate has improved, coming in at 5.1% versus 5.4% for the U.S. State per capita income is 99% of the national average, well above norms for the Southeast.

               Legislative. The State of Florida does not have a personal income tax. A constitutional amendment would be required in order to implement such a tax. Although the probability appears very low, the Fund cannot rule out the possibility that a personal income tax may be implemented at some time in the future. If such a tax were to be imposed, there is no assurance that interest earned on Florida Municipal Obligations would be exempt from this tax.

               Under current Florida law, shares of the Fund will be exempt from the State's intangible personal property tax to the extent that on the annual assessment date (January 1) its assets are solely invested in Florida Municipal Obligations and U.S. government securities, certain short-term cash investments, or other exempt securities. There can be no assurance that this












          PAGE 18
          exemption for Florida securities will be maintained. Also, the constitutionality of the intangibles tax has been challenged in court.

               The Florida Constitution limits the total ad valorem property tax that may be levied by each county, municipality and school district to ten mills (1.0% of value). The limit applies only to taxes levied for operating purposes and excludes taxes levied for the payment of bonds. This restricts the operating flexibility of local governments in the State and may result from time to time in budget deficits for some local units.

               Financial. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1 - June 30.) The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.

               The State's revenue structure is narrowly based, relying on the sales and use tax for 70% of its general revenues. This structure, combined with the effects of the recession and heavy spending demands, created budget shortfalls in fiscal years 1991 and 1992. Through mid-year spending adjustments and a draw upon its reserves, the State was able to achieve budget balance for both fiscal years. The State's finances received a substantial boost in fiscal 1993 as a result of increased economic activity associated with rebuilding efforts after Hurricane Andrew, which hit south Florida on August 24, 1992. At the end of 1996, the State had reserves of $698 million in the General Revenue Fund (4.8% of revenues).

               In November 1994, State voters passed a proposal to limit State revenue growth to the average annual growth in personal income over the previous five years. The cap excludes revenue to pay certain expenditures, including debt service. The limitation should no pose an onerous burden on State finance. However, the demand for governmental services continues to grow because of above average population growth and demographics.

               Sectors. Certain areas of potential investment concentration present unique risks. In 1996, $1.5 billion of tax-exempt debt issued in Florida was for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues.

               For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third party reimbursement sources such as the federal Medicare and












          PAGE 19
          state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. Due to the high proportion of elderly residents, Florida hospitals tend to be highly dependent on Medicare. In addition to the regulations imposed by Medicare, the State also regulates healthcare. A State board must approve the budgets of all Florida hospitals; certificates of need are required for all significant capital expenditures. The primary management objective is cost control. The inability of some hospitals to achieve adequate cost control while operating in a competitive environment has led to a number of hospital bond defaults.

               The Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the electric utility industry.

               The Fund may invest in private activity bond issues for corporate and non-profit borrowers. These issues, sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No government support is implied. This category accounted for only 1.4% of the tax-exempt debt issued in Florida during 1996.


                RISK FACTORS ASSOCIATED WITH A NEW YORK PORTFOLIO

               The Funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligation bonds and notes and the debt of various state agencies, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

               The Funds' ability to maintain a high level of "triple-exempt" income is primarily dependent upon the ability of New York issuers to continue to meet debt service obligations in a timely fashion. In 1975 the State, New York City, and other related issuers experienced serious financial difficulties that ultimately resulted in much lower credit ratings and loss of access to the public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were












          PAGE 20
          reinstated or raised and access to the public credit markets was restored. During the early 1990s, the State and City confronted renewed fiscal pressure, as the region suffered moderate economic decline. Conditions began to improve in 1993, though below average economic performance and tight budgetary conditions persist. Both entities experienced financial relief in fiscal 1997 because of the strong national economy, a robust financial services sector, and vigilant spending control. The State and City continue to face challenging budgets while they attempt to adjust spending levels and priorities.

          New York State

               The State, its agencies, and local governments issued $21.7 billion in long-term municipal bonds in 1996. Approximately 38% was general obligation debt, backed by the taxing power of the issuer and 62% were revenue bonds and lease backed obligations, issued for a wide variety of purposes, including transportation, housing, education and healthcare.

               As of March 31, 1996, total State-related bonded debt was $37.9 billion, of which $5.0 billion was general obligation debt, $6.4 billion was State moral obligation debt, and $26.4 billion was financed under lease-purchase or other contractual obligations. In addition, the State had $293 million in bond anticipation notes outstanding. Since 1993, the State has not issued Tax and Revenue Anticipation Notes (TRANs) terminating the practice of annual seasonal borrowing which had occurred since 1952. As of June 1, 1997, the State's general obligation bonds were rated A by Moody's, A- by Standard & Poor's and A+ by Fitch. All general obligation bonds must be approved by the voters prior to issuance.

               The fiscal stability of the State is also important for numerous authorities which have responsibilities for financing, constructing, and operating revenue-producing public benefit facilities. As of September 30, 1995 there were 17 authorities that had aggregate debt outstanding, including refunding bonds, of $73 billion.

               The authorities most reliant upon annual direct State support include the Metropolitan Transit Authority (MTA), the Urban Development Authority (UDC), and the New York Housing Finance Agency (HFA). In February 1975, the UDC defaulted on approximately $1.0 billion of short-term notes. The default was ultimately cured by the creation of the Project Finance Authority
          (PFA), through which the State provided assistance to the UDC, including support for debt service. Since then, there have been no additional defaults by State authorities although substantial annual assistance is required by the MTA and the HFA in particular.














          PAGE 21
               Subsequent to the fiscal crisis of the mid-70's, New York State maintained balanced operations on a cash basis, although by 1992 it had built up an accumulated general fund deficit of over $6 billion on a "Generally Accepted Accounting Principles" (GAAP) basis. This deficit consisted mainly of overdue tax refunds and payments due localities.

               To resolve its accumulated general fund deficit the State established the Local Government Assistance Corporation (LGAC) in 1990. A total of $5.2 billion in LGAC bonds have been issued. The proceeds of these bonds were used to provide the State's assistance to localities and school districts, enabling the State to reduce its accumulated general fund deficit. State short-term borrowing requirements, which peaked at a record $5.9 billion in fiscal 1991, have been reduced to zero. Nonetheless, the State ended fiscal 1996 with a General Fund unreserved deficit balance of $3.6 billion. The adopted budget for fiscal 1996 included a multi-year tax reduction plan which lowers the maximum personal income tax rate from 7.875 to 6.85%. The original budget proposal for the fiscal year ended March 31,1997 included a multi-year personal income tax rate cut and emphasized cost control to balance against the effects of a weak economy.
          Because of strong growth in personal income and business taxes, fiscal year 1997 ended with an estimated operating surplus of $1.4 billion, which will help smooth budget balancing efforts for next year. The budget for the fiscal year which began on April 1, 1997 had not been adopted as of June 1, 1997.

               New York State has a large, diversified economy which has witnessed a basic shift away from manufacturing toward service sector employment. In 1996, per capita income in New York State was $28,782, 18% above the national average. Like most northeastern states, New York suffered a population loss during the 1970s. However, during the 1980s that trend reversed and population increased slightly, standing at 18,185,000 in 1996. During 1990-1992, the State experienced a slowing of economic growth evidenced by the loss of 425,000 jobs. Conditions have improved with non-farm employment growing by an average of 0.6% between 1992 and 1996, or by roughly one-fourth of the national average. Such economic trends are important as they influence the growth or contraction of State revenues available for operations and debt service.

          New York City

               The financial problems of New York City were acute between 1975 and 1979, highlighted by a payment moratorium on the City's short-term obligations. In the subsequent decade, the City made a significant recovery. The most important contribution to the City's fiscal recovery was the creation of the Municipal

          PAGE 22













          Assistance Corporation for the City of New York (MAC). Backed by sales, use, stock transfer, and other taxes, MAC issued bonds and used the proceeds to purchase City bonds and notes. Although the MAC bonds met with reluctance by investors at first, the program has proven to be very successful.

               Much progress has been made since the fiscal crisis of 1975. By 1981, the City achieved a budget balanced in accordance with Generally Accepted Accounting Principles (GAAP) and has continued to generate small surpluses on an operating basis. By 1983, the City eliminated its accumulated General Fund deficit and as of the fiscal year ending June 30, 1996, had a total General Fund balance of $368 million. Although the City continues to finance its seasonal cash flow needs through public borrowings, the total amount of these borrowings has not exceeded 10% of any year's revenues and all have been repaid by the end of the fiscal year.

               As of June 1, 1997 the City's general obligation bonds are rated Baa1 by Moody's, BBB+ by Standard & Poor's and A- by Fitch with a Stable credit trend.

               While New York City sustained a decade long record of relative financial stability, during the 1990's budgetary pressures have been evident. Its major revenue sources, income and sales taxes, were slowed and a downturn in the real estate market reduced property tax revenues. Nonetheless, the City concluded the 1996 fiscal year with an operating surplus of $229 million. Revenues and expenditures for the 1996 fiscal year were balanced in accordance with GAAP for the sixteenth consecutive year. New York City will require some combination of cuts in expenditures and state approval of new revenue sources to achieve permanent fiscal balance in future fiscal years.

          Long Island and LILCO

               The Long Island Lighting Company (LILCO) is the single largest property taxpayer in both Nassau and Suffolk Counties. LILCO has experienced substantial financial difficulty primarily arising from problems related to its completed but unlicensed 809 megawatt Shoreham Nuclear Power Facility located in Suffolk County. In 1987, the State Legislature created the Long Island Power Authority (LIPA). In February, 1989, an agreement was reached with the state of New York to transfer ownership of the Shoreham Plant to LIPA for one dollar in exchange for certain rate benefits to LILCO.

               LILCO has challenged various property tax assessments levied in Suffolk County on its facilities and seeks substantial refunds. An $81 million refund was made to LILCO in January 1996 for Phase I of this tax litigation. In November, 1996, the New York State Supreme Court ruled in the company s favor for Phase II, equating to a $1.16 billion refund, including interest, to LILCO.













          PAGE 23
               As requested by the Governor, LIPA has proposed a plan to restructure LILCO, reduce rates on Long Island and provide a framework for long-term competition in power production.
          Included in the plan would be a settlement of the Suffolk County tax liability. Certain of LILCO s assets would be purchased by LIPA with the issuance of approximately $7.3 billion of tax-exempt debt. Numerous approvals are required, including an IRS ruling exempting the deal from capital gains taxes. In addition, a merger agreement between LILCO and Brooklyn Union Gas Company was announced at year end 1996, providing another positive development for the company. The merger is subject to various federal and state approvals.

               Sectors

               Certain areas of potential investment concentration present unique risks. In 1996, $1.8 billion of tax-exempt debt issued in New York was for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these third party payors reduce reimbursement levels, the individual hospitals may be affected. The proposed fiscal 1997 State budget calls for sizable reductions in the state's support of Medicaid and health services. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions.

               The Funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plan shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

               The Funds may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. This category accounted for 6.6% of the tax-exempt debt issued in New York during 1996.


                RISK FACTORS ASSOCIATED WITH A VIRGINIA PORTFOLIO












          PAGE 24
               The Funds concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Virginia general obligations and state agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

               Debt. The State of Virginia and its local governments issued $3.9 billion municipal bonds in 1996, approximately 31% general obligation debt backed by the unlimited taxing power of the issuer and 69% revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond category are tax-exempt lease obligations that are subject to annual appropriations of a governmental body to meet debt service, usually with no implied tax or specific revenue pledge. Debt issued in 1996 was for a wide variety of public purposes, including transportation, housing, education, health care, and industrial development.

               As of June 30, 1996 the State of Virginia had $1.0 billion outstanding general obligation bonds secured by the State's revenue and taxing power, a modest amount compared to many other states. Under state law, general obligation debt is limited to
          1.15 times the average of the preceding three years' income tax and sales and use tax collections. The State's outstanding general obligation debt is well below that limit and over 90% of the debt service is actually met from revenue producing capital projects such as universities and toll roads.

               The State also supports $1.5 billion in debt issued by the Virginia Public Building Authority, the Virginia College Building Authority, the Virginia Port Authority, the Innovative Technology Authority and for transportation purposes. These bonds are not backed by the full faith and credit of the State but instead, are subject to annual appropriations from the State's General Fund.

               In addition to the State and public authorities described above, an additional $6.5 billion bonds have been issued by special public authorities in Virginia that are not obligations of the State. These bonds include debt issued by the Virginia Education Loan Authority, the Virginia Public School Authority, the Virginia Resources Authority, and the Virginia Housing Development Authority.

               Economy. The State of Virginia has a population of approximately 6.6 million, making it the twelfth largest state. Since the 1930s the State's population has grown at a rate near or exceeding the national average. Stable to strong economic growth during the 1980s was led by the northern Virginia area outside of Washington, D.C. where approximately 25% of the State's population is concentrated. The next largest metropolitan area is the Norfolk-Virginia Beach-Newport News












          PAGE 25
          area, followed by the Richmond-Petersburg area, including the State's capital of Richmond. The State's economy is broadly based, with a large concentration in service and governmental jobs, followed by manufacturing. Virginia has significant concentrations of high technology employers, with nearly 150,000 people employed in 3,900 establishments. Per capita income exceeds national averages while unemployment figures have consistently tracked below national averages.

               Financial. To a large degree, the risk of the portfolio is dependent on the financial strength of the State of Virginia and its localities. As of June 1, 1997, the State was rated Triple-A by Moody's, Standard & Poor's and Fitch. The State's budget is prepared on a biennial basis. From 1970 through 1996 the State's General Fund showed a positive balance for all of its two year budgetary periods. The national recession and its negative effects on State personal income tax collections did, however, force the State to draw down its General Fund balances to a deficit position in 1992. Spending cuts and improved economic conditions allowed for positive operations in 1993-1995. The State posted a budgetary surplus for fiscal years 1995 and 1996 despite federal retiree settlements and other transfers. On June 30, 1996, the unreserved general fund balance, including a revenue stabilization account, totaled $148 million.

               A significant portion of the Funds assets is expected to be invested in the debt obligations of local governments and public authorities with investment grade ratings of BBB or higher.
          While local governments in Virginia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in State aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity.

               Sectors. Certain areas of potential investment concentration present unique risks. In 1996, $487 million of tax-exempt debt issued in Virginia was for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.














          PAGE 26
               The Funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

               The Funds may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.


               RISK FACTORS ASSOCIATED WITH A NEW JERSEY PORTFOLIO

               The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of New Jersey general obligation bonds, notes and state agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

               Debt. The State of New Jersey and its local governments issued $5.7 billion of municipal bonds in 1996. Of this amount, approximately 42% was general obligation debt backed by the unlimited taxing power of the issuer and 58% were revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge. Debt issued in 1996 was for a wide array of public purposes, including water and sewer projects, health care, housing, education, transportation, and pollution control.

               The State of New Jersey has approximately $3.6 billion outstanding general obligation bonds secured by the State's revenue and taxing power. As of June 1, 1997, its general obligation bonds were rated Aa1 by Moody's, AA+ by Standard & Poor's and AA+ by Fitch. In addition to the State's direct debt, it is obligated for certain lease backed debt issued through the Mercer County Improvement Authority, the New Jersey Economic Development Authority, the New Jersey Building Authority, the Educational Facilities Authority and the Transportation Trust Fund Authority. Under State law, the obligations of certain local school districts and county college districts have been supported by State appropriations. The State has also entered into a "moral obligation" (as opposed to a legal commitment) to make up debt service shortfalls for the New Jersey Housing and Mortgage Finance Agency as well as the South Jersey Port Corporation. While no assistance has ever been required for the New Jersey Housing and Mortgage Finance Agency, from time to












          PAGE 27
          time, the State has supported the operations and debt service of the South Jersey Port Corporation. The State has also guaranteed bonds issued by the Sports and Exposition Authority. The related obligations of the State described in this paragraph total an additional $6.0 billion.

               A number of other state-created agencies issue tax-exempt revenue bonds that are not a debt or liability of the State. The largest such entities include the New Jersey Turnpike Authority, the New Jersey Educational Facilities Authority and the New Jersey Health Care Facilities Financing Authority.

               A significant portion of the portfolio's assets is expected to be invested in the debt obligations of local governments and public authorities with investment grade ratings of BBB or higher. While local governments in New Jersey are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by economic downturns or cutbacks in State aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity. Under the New Jersey Local Budget Law, the State oversees the budget preparation of local governments and has certain powers to enforce balanced budgets, limit short term borrowing and regulate overall debt limits.

               Economy. New Jersey is the ninth largest and most densely populated state with 7.9 million residents. The economic base is diversified among manufacturing, construction, services, and agricultural uses. The per capita personal income of $31,053 ranks the State as the second highest in the United States. Over the long term, the State's economy has been a strong performer, with unemployment levels generally below national averages; however, since the recession of 1991-92, the State's growth rate has lagged the nation.

               Financial. To a large degree, the risk of the portfolio is dependent on the financial strength of the State of New Jersey and its localities. Characteristically, the State has demonstrated solid financial performance, but operations suffered as the State's economy stagnated during the recession of the early 1990's. In fiscal 1990 through 1994 New Jersey utilized non-recurring revenues and expenditure deferrals and a tax increase to achieve balance. An environment of cost controls and a slightly improved economy allowed the State to conclude fiscal year 1996 with an undesignated general fund balance of $442 million (2.5% of general fund revenues). Effective January 1996, the State completed the last stage of a 30% reduction in personal income tax rates which was accommodated for in the budget for fiscal year 1997. The proposed budget for fiscal 1998 evidences initial signs of fiscal pressure. The budget plan relies on savings from a controversial pension financing and is complicated by a recent State court ruling which mandates additional funding for certain school districts.












          PAGE 28
               Sectors. Certain areas of potential investment concentration present unique risks. In 1996, 7% of tax-exempt debt issued in New Jersey was for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and a acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. In May 1996, the State of New Jersey reauthorized the funding of charity care subsidies to eligible hospitals. The new authorization runs through December 31, 1997. The failure of the State to renew this program or put in place a permanent funding mechanism may affect the financial performance of certain New Jersey hospitals in future years.

               The Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

               The Fund may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through governmental conduits, such as the New Jersey Economic Development Authority and various local issuers, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. This category accounted for 6.6% of the tax-exempt debt issued in New Jersey during 1996. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties. A number of counties and utility authorities in the state have issued several billion dollars of bonds to fund incinerator projects and solid waste projects. A recent federal court decision striking down New Jersey s system of solid waste flow control increases the potential risk of default absent a successful appeal, legislative solution, or some form of subsidy by local or State governments.

          All Funds

          Puerto Rico












          PAGE 29
               From time to time the Fund invests in obligations of the Commonwealth of Puerto Rico and its public corporations which are exempt from federal, state and city or local income taxes. The majority of the Commonwealth's debt is issued by the major public agencies that are responsible for many of the islands' public functions, such as water, wastewater, highways, telecommunications, education, and public construction. As of December 31, 1996, public sector debt issued by the Commonwealth and its public corporations totaled $18.4 billion.

               Since the 1980s, Puerto Rico's economy and financial operations have paralleled the economic cycles of the United States. The island's economy, particularly the manufacturing sector, has experienced substantial gains in employment. Much of these economic gains are attributable in part to favorable treatment under Section 936 of the Federal Internal Revenue Code for United States corporations doing business in Puerto Rico.
          The number of persons employed in Puerto Rico during fiscal 1994 averaged 1 million persons -- a record level. Unemployment, however, still remains high at 13.8 percent.

               Debt ratios for the Commonwealth are high as it assumes much of the responsibility for local infrastructure. Sizable infrastructure programs are ongoing to upgrade the island's water, sewer, and road systems. The Commonwealth's general obligation debt is secured by a first lien on all available revenues. The Commonwealth has maintained a fiscal policy which seeks to correlate the growth in public sector debt to the growth of the economic base available to service that debt. Between fiscal years 1992 and 1996, debt increased 27.5% while gross product rose 27.7%. Short term debt remains a modest 13% of total debt outstanding as of December 31, 1996. The maximum annual debt service requirement on Commonwealth general obligation debt totaled 8.7% of governmental revenues for fiscal 1997. This is well below the 15% limit imposed by the Constitution of Puerto Rico.

               After recording 3 years of positive operating results in the 1989 to 1991 period, the Commonwealth's General Fund moved into a deficit position, with a $62 million cash deficit for fiscal 1992 and a $116 million deficit for fiscal 1993. The fiscal 1994 budget was balanced with an increase in the "tollgate" tax on
          Section 936 companies and improved revenue collections, which enabled the Commonwealth to record a strong turnaround in the General Fund balance to $309 million (6.8% of general fund expenses). A General Fund unreserved balance of $171 million was recorded for the end of fiscal year 1996.

               The Commonwealth's economy remains vulnerable to changes in oil prices, American trade, foreign policy, and levels of federal assistance. Per capita income levels, while being the highest in the Caribbean, lag far behind the United States. In November 1993, the voters of Puerto Rico were asked in a non-binding












          PAGE 30
          referendum to consider the options of statehood, continued Commonwealth status, or independence. 48.4% of the voters favored continuation of Commonwealth status, 46.2% were for statehood, and 4.4% were for independence. In February 1997, legislation was introduced in Congress proposing a mechanism to permanently settle the political relationship with the United States.

               For many years U.S. companies operating in Puerto Rico were eligible to receive a special tax credit available under Section 936 of the federal tax code, which helped spur significant expansion in capital intensive manufacturing activity. Federal tax legislation was passed in 1993 which revised the tax benefits received by U.S. corporations (Section 936 firms) that operate manufacturing facilities in Puerto Rico. The legislation provides these firms with two options: a 5 year phased reduction of the income based tax credit to 40% of the previously allowable credit or the conversion to a wage based standard, allowing a tax credit for the first 60% of qualified compensation paid to employees as defined in the IRS Code. Studies indicate that there have been no reductions in the economic growth rate or employment in industries which were expected to be impacted by the 1993 amendments. In 1996, amendments were signed into law to phase out the tax credit over a ten year period for existing claimants and to eliminate it for corporations without established operations after October 1995. At present, it is difficult to forecast what the short and long term effects of a phase-out of the Section 936 credit would have on the economy of Puerto Rico.

                A final risk factor with the Commonwealth is the large amount of unfunded pension liabilities. The two main public pension systems are largely underfunded. The employees retirement system has a funded ratio of 19% and an unfunded liability of $5.0 billion. The teachers retirement system has a funded ratio of 56% and an unfunded liability of $1.1 billion. A measure enacted by the legislature in 1990 is designed to address the solvency of the plans over a 50 year period.



                                 INVESTMENT PROGRAMS

          (Throughout the discussion on Investments, the term "the Fund" is intended to refer to each of the Funds eligible to invest in the security or engage in the practice being described.)

                                 Municipal Securities

          All Funds

               Subject to the investment objective and program described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, each












          PAGE 31
          Fund's portfolio may consist of any combination of the various types of municipal securities described below or others that may be developed. The amount of each Fund's assets invested in any particular type of municipal security can be expected to vary.

               The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal, state, and/or city or local, if applicable, income tax. In determining the tax-exempt status of a municipal security, the Funds rely on the opinion of the issuer's bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and as a result, the interest received by the Funds from such a security might not be exempt from federal, state, and/or city or local income tax.

               Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.

               Municipal Notes. Municipal notes generally are used to provide for short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

                    Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use and business taxes, and are payable from these specific future taxes.

                    Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal or state revenues available under the revenue sharing or grant programs.

                    Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

                    Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

                    Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal












          PAGE 32
                    classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and pre-refunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an Industrial Development Bond.

                    General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

                    Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, or enterprise, or in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

                    Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve fund.
                    Revenue bonds usually do not require prior voter approval before they may be issued.

                    Lease Revenue Bonds. Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower's pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are












          PAGE 33
                    generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the Board determines such securities are illiquid, they will be subject to the Funds' 15% limit on illiquid securities (10% limit for the Money Funds). There have also been certain legal challenges to the use of lease revenue bonds in various states.

                    The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
                    (5) the rating assigned to the obligation by an established rating agency or T. Rowe Price.

                    Pre-refunded/Escrowed to Maturity Bonds. Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue.
                    In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "pre-refunded" or "escrowed to maturity" and are considered as high quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the Securities and Exchange Commission and the Internal Revenue Service, a Fund's investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the Fund, be considered as an investment in the U.S. Treasury securities.

                    Private Activity Bonds. Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.












          PAGE 34
                    The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

                    Industrial Development Bonds. Industrial development bonds are considered Municipal Bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

                    Adjustable Rate Securities. Municipal securities may be issued with adjustable interest rates that are reset periodically by pre-determined formulas or indexes in an effort to minimize movements in the principal value of the investment. For example, the interest rate on a bond could be indexed to the consumer price index. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take a variety of forms including the following:

                    Variable Rate Securities. Variable rate securities are those whose terms provide for the adjustment of their interest rates on set dates and which, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. Subject to the provisions of Rule 2a-7 under the Investment Company Act of 1940 (1940 Act):
                    (1) a variable rate security, the principal amount of which is scheduled to be paid in 397 calendar days or less, is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered












          PAGE 35
                    through demand; (2) a variable rate security, the principal amount of which is scheduled to be paid in more than 397 calendar days, which is subject to a demand feature, as defined in Rule 2a-7, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (3) a security that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 calendar days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Should the provisions of Rule 2a-7 change, the Fund will determine the maturity of these securities in accordance with the amended provisions of such Rule.

                    Floating Rate Securities. Floating rate securities are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value that approximates its amoritized cost. Subject to the provisions of Rule 2a-7 under the 1940 Act: (1) the maturity of a floating rate security, the principal amount of which must be unconditionally paid in 397 calendar days or less, is deemed to be one day; and (2) a floating rate security, the principal amount of which is scheduled to be paid in more than 397 calendar days, that is subject to a demand feature, is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Should the provisions of Rule 2a-7 change, the Fund will determine the maturity of these securities in accordance with the amended provisions of such Rule.

                    Put Option Bonds. Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

                    Residual Interest Bonds (Bond Funds only)(These are a type of potentially high-risk derivative). The Funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate












          PAGE 36
                    security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an auction process held approximately every 35 days while the bond holders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, 35 day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates)and consequent income flows. Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

                    Participation Interests. The Funds may purchase, from third parties, participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the Funds in connection with the arrangement.

                    In the case of longer-term bonds, the Funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

                    The Funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the Funds holds participation interests is exempt from federal, state, and/or city or local income tax to the Funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.













          PAGE 37
                    Embedded Interest Rate Swaps and Caps (Bond Funds). In a fixed-rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed-coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed-income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed-coupon payment. Embedded interest rate swaps enhance yields, but also increase interest rate risk.

                    An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

                    Both instruments may be volatile and of limited liquidity and their use may adversely affect a Fund's total return.

                    The Funds may invest in other types of derivative instruments as they become available.

                    There are, of course, other types of municipal securities that are, or may become, available, and the Funds reserve the right to invest in them.

                    For the purpose of the Funds' investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the Funds' investment manager, T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

                                When-Issued Securities

          All Funds

               New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A












          PAGE 38
          Fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each Fund will establish a segregated account in which it will maintain cash and high-grade marketable debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In the case of the Money Funds, this could increase the possibility that the market value of a Fund's assets could vary from $1.00 per share.

               In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal, state and/or city or local income tax. When the time comes to pay for when-issued securities, a Fund will meet its obligations from then-available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by a Fund upon notice to its shareholders.

                                       Forwards

          Bond Funds

               The Funds also may purchase bonds on a when-issued basis with longer than standard settlement dates, in some cases exceeding one to two years. In such cases, the Funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer












          PAGE 39
          to sell the escrow receipts during the when-issued period. Each Fund will not invest more than 10% of its total assets in forwards.

                    Investment in Taxable Money Market Securities

               Although the Funds expect to be invested solely in municipal securities, it is anticipated that, when it is deemed to be in the best interests of each Fund's shareholders to do so, the Funds may also invest a portion of their respective assets on a temporary basis, in the taxable money market instruments set forth below. The interest earned on these money market securities is not exempt from federal, state, and/or city or local income tax and may be taxable to shareholders as ordinary income.

               U.S. Government Obligations - direct obligations of the government and its agencies and instrumentalities;

               U.S. Government Agency Securities - obligations issued or guaranteed by U.S. government sponsored enterprises, federal agencies and international institutions. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer; and the remainder are supported only by the credit of the instrumentality;

               Bank Obligations - certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. and Canadian banks and their foreign branches;

               Commercial Paper - paper rated A-2 or better by S&P, Prime-2 or better by Moody's, or F-2 or better by Fitch or, if not rated, is issued by a corporation having an outstanding debt issue rated A or better by Moody's, S&P or Fitch, and, with respect to the Money Funds, is of equivalent investment quality as determined by the Board of Trustees; and

               Short-Term Corporate Debt Securities - short-term corporate debt securities rated at least AA by S&P, Moody's or Fitch.

                 Determination of Maturity of Money Market Securities

               The Money Funds may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The Bond Funds may also purchase money-market securities. In determining the maturity of money market securities, the Funds will follow the provisions of Rule 2a-7 under the 1940 Act.


                            PORTFOLIO MANAGEMENT PRACTICES













          PAGE 40
                         Futures Contracts (Bond Funds only)

               Futures are a type of potentially high-risk derivative.

          Transactions in Futures

               The Fund may enter into interest rate futures contracts ("futures" or "futures contracts"). Interest rate futures contracts may be used as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. The Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates and purchase such futures as an offset against the effect of expected declines in interest rates. Futures can also be used as an efficient means of regulating a Fund's exposure to the market.

               The Fund will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. A public market exists in futures contracts covering various taxable fixed income securities as well as municipal bonds. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

          Regulatory Limitations

               The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

               The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not quality as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.













          PAGE 41


               The Fund's use of futures will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of calls or put options thereon by the Fund, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

               If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

          Trading in Futures Contracts

               A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a debt security) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

               It is possible that the Fund's hedging activities will occur primarily through the use of municipal bond index futures contracts since the uniqueness of that index contract should better correlate with the Fund's portfolio and thereby be more effective. However, there may be times when it is deemed in the best interest of shareholders to engage in the use of Treasury bond futures, and the Fund reserves to right to use Treasury bond futures at any time. Use of these futures could occur, as an example, when both the Treasury bond contract and municipal bond index futures contract are correlating well with municipal bond prices, but the Treasury bond contract is trading at a more advantageous price making the hedge less expensive with the Treasury bond contract than would be obtained with the municipal bond index futures contract. The Fund's activity in futures contracts generally will be limited to municipal bond index futures contracts and Treasury bond and note contracts.













          PAGE 42
               Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

               If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

               These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

               Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.














          PAGE 43
               As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September municipal bond index futures on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September municipal bond index futures on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

          Special Risks of Transactions in Futures Contracts

               Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

               Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

               Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract












          PAGE 44
          purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

               Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

               Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

               Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

               Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly












          PAGE 45
          predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

               In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

          Options on Futures Contracts

               The Fund might trade in municipal bond index option futures or similar options on futures developed in the future. In












          PAGE 46
          addition, the Fund may also trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed. In the opinion of T. Rowe Price, there is a high degree of correlation in the interest rate, and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.

               The Fund will purchase put options on futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates, and the consequent decline in the prices of the municipal securities it owns. The Funds will also write call options on futures contracts as a hedge against a modest decline in prices of the municipal securities held in the Fund's portfolio. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the Fund's portfolio which were being hedged.

               Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

               Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.












          PAGE 47
               From time to time a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Fund and the other T. Rowe Price Funds in a fair and non-discriminatory manner.

          Special Risks of Transactions in Options on Futures Contracts

               The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. In the event no such market exists for a particular contract in which the Fund maintains a position, in the case of a written option, the Fund would have to wait to sell the underlying securities or futures positions until the option expires or is exercised. The Fund would be required to maintain margin deposits on payments until the contract is closed. Options on futures are treated for accounting purposes in the same way as the analogous option on securities are treated.

               In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is













          PAGE 48
          significantly increased when an option on a U.S. government securities future or an option on a municipal securities index future is used to hedge a municipal bond portfolio. Another risk is that the movements in the price of options on futures contracts may not move inversely with changes in interest rates. If the Fund has written a call option on a futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

               The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the Fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

          General Considerations

               Transactions by the Fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the Fund may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

          Additional Futures and Options Contracts

               Although the Funds have no current intention of engaging in futures and options on futures transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

          Federal Tax Treatment of Futures Contracts

               Although the Fund invests almost exclusively in securities which generate income which is exempt from federal income taxes, the instruments described above are not exempt from such taxes.













          PAGE 49
          Therefore, use of the investment techniques described above could result in taxable income to shareholders of the Fund.

               Generally, the Fund is required, for federal income tax purposes, to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year.
          Gain or loss recognized with respect to a futures contract will generally be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract.

               Futures contracts which are intended to hedge against a change in the value of securities may be classified as "mixed straddles," in which case the recognition of losses may be deferred to a later year. In addition, sales of such futures contracts on securities may affect the holding period of the hedged security and, consequently, the nature of the gain or loss on such security on disposition.

               In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities.
          Gains realized on the sale or other disposition of securities, including futures contracts on securities held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for purposes of the 30% test.

               The Fund will distribute to shareholders annually any net gains which have been recognized for federal income tax purposes from futures transactions (including unrealized gains at the end of the Fund's fiscal year). Such distributions will be combined with distributions of ordinary income or capital gains realized on the Fund's other investments. Shareholders will be advised of the nature of the payments. The Fund's ability to enter into transactions in options on futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

                                Options on Securities

               Options are another type of potentially high-risk derivative.












          PAGE 50
          Bond Funds

               The Funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to the Funds' prospectus and Statement of Additional Information when and if the Funds decide to invest in options.


                               INVESTMENT RESTRICTIONS

               Fundamental policies of the Funds may not be changed without the approval of the lesser of (1) 67% of a Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions, in the form of operating policies, are subject to change by the Trusts' Board of Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund.

                                 Fundamental Policies

               As a matter of fundamental policy, the Fund may not:

               (1) Borrowing. Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and
                    (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law.

               (2) Commodities. Purchase or sell physical commodities; except that the Fund (other than the Money Funds) may enter into futures contracts and options thereon;

               (3) Industry Concentration. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;












          PAGE 51
               (4) Loans. Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and
                    (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

               (5) Percent Limit on Assets Invested in Any One Issuer (California Funds only). Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

               (6) Percent Limit on Share Ownership of Any One Issuer (California Funds only). Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

               (7) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

               (8) Senior Securities. Issue senior securities except in compliance with the Investment Company Act of 1940;

               (9) Taxable Securities. During periods of normal market conditions, purchase any security if, as a result, less than 80% of the Fund's income would be exempt from federal and, if applicable, state, city or local income tax. The income included under the 80% test does not include income from securities subject to the alternative minimum tax (AMT); or

               (10) Underwriting.  Underwrite securities issued by other
                    persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.













          PAGE 52
                    NOTES

                    The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

                    With respect to investment restrictions (1) and (4) the Fund will not borrow from or lend to any other T. Rowe Price Fund unless they apply for and receive an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Fund has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Fund or promulgate any rules allowing the transactions.

                    With respect to investment restriction (1), the Money Funds have no current intention of engaging in any borrowing transactions. With respect to investment restriction (2), the Fund does not consider hybrid instruments to be commodities.

                    For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industrial development bonds issued by nongovernmental users are subject to the restriction on concentration.

                                  Operating Policies

               As a matter of operating policy, the Fund may not:

               (1) Borrowing. The Fund will not purchase additional securities when money borrowed exceeds 5% of its total assets.

               (2) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

               (3) Equity Securities. Purchase any equity security or security convertible into an equity security provided that the Fund (other than the Money Funds) may invest up to 10% of its total assets in equity securities which pay tax-exempt dividends and which are otherwise consistent with the Fund's investment objective and, further provided, that the Money Funds may invest up to 10% of their total assets in equity securities of other tax-free open-end money market funds;

               (4) Futures Contracts. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on












          PAGE 53
                    such positions would exceed 5% of the Fund's net asset value.

               (5) Illiquid Securities. Purchase illiquid securities if, as a result, more than 15% (10% for the Money Funds) of its net assets would be invested in such securities;

               (6) Investment Companies. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 provided that, the Money Funds may only purchase the securities of other tax-free open-end money market investment companies;

               (7) Margin. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

               (8) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

               (9) Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if, as a result therof, more than 5% of the value of the total assets of the fund would be invested in such programs;

               (10) Options, Etc.  Invest in puts, calls, straddles,
                    spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;



               (11) Short Sales.  Effect short sales of securities;



               (12) Warrants.  Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the Fund would be invested in warrants.

               For purposes of investment restriction (6), the Fund has no current intention of purchasing the securities of other













          PAGE 54
               investment companies. Duplicate fees could result from any such purchases.



                         RATINGS OF MUNICIPAL DEBT SECURITIES

          Moody's Investors Service, Inc.

               Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

               Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

               A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

               Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba - Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

               B - Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

               C - Lowest-rated; extremely poor prospects of ever attaining investment standing.













          PAGE 55
          Standard & Poor's Corporation

               AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

               AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

               A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

               BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

               BB, C, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

               D - In default.

          Fitch Investors Service, Inc.

          AAA - Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
          AA - Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rate F-1+.
          A - Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
          BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay












          PAGE 56
          interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
          BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.


                  RATINGS OF MUNICIPAL NOTES AND VARIABLE SECURITIES

          Moody's Investors Services, Inc.

          VMIG-1/MIG-1: the best quality. VMIG-2/MIG-2: high quality, with margins of protection ample though not so large as in the preceding group.

          VMIG-3/MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG-4/MIG-4: adequate quality but there is specific risk.

          Standard & Poor's Corporation

          SP-1: very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2: satisfactory capacity to pay principal and interest.

          SP-3: speculative capacity to pay principal and interest.

          Fitch Investors Service, Inc.

          F-1+: exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1: very strong credit quality.

          F-2: good credit quality, having a satisfactory degree of assurance for timely payment. F-3: fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-S: weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.














          PAGE 57
                             RATINGS OF COMMERCIAL PAPER

          Moody's Investors Service, Inc.

          P-1: Superior capacity for repayment. P-2: strong capacity for repayment.

          P-3: acceptable capacity for repayment of short-term promissory obligations.

          Standard & Poor's Corporation

          A-1: highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2: satisfactory capacity to pay principal and interest.

          A-3: adequate capacity for timely payment, but are vulnerable to adverse effects of changes in circumstances than higher rated issues. B, and C: speculative capacity to pay principal and interest.

          Fitch Investors Service, Inc.

          F-1+: exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1: very strong credit quality.

          F-2: good credit quality, having a satisfactory degree of assurance for timely payment. F-3: fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade.

          F-5: weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.


                               MANAGEMENT OF THE TRUSTS

               The officers and trustees of each Trust are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the trustees who are considered "interested persons" of T. Rowe Price or the Funds as defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These trustees are referred to as inside trustees by virtue of their officership, directorship, and/or employment with T. Rowe Price.

          ROBERT P. BLACK, Trustee--Retired; formerly President, Federal Reserve Bank of Richmond; Address: 10 Dahlgren Road, Richmond, Virginia 23233












          PAGE 58
          CALVIN W. BURNETT, PH.D., Trustee--President, Coppin State College; Board of Directors, McDonogh School, Inc. and Provident Bank of Maryland; Past President, Baltimore Area Council Boy Scouts of America; Vice President, Board of Directors, The Walters Art Gallery; Address: 2000 North Warwick Avenue, Baltimore, Maryland 21216

          ANTHONY W. DEERING, Trustee--Director, President and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044
          F. PIERCE LINAWEAVER, Trustee--President, F. Pierce Linaweaver & Associates, Inc., Consulting Environmental & Civil Engineer(s); formerly (1987-1991) Executive Vice President, EA Engineering, Science, and Technology, Inc., and (1987-1990) President, EA Engineering, Inc., Baltimore, Maryland; Address: The Legg Mason Tower, 111 South Calvert Street, Suite 2700, Baltimore, Maryland 21202
          *WILLIAM T. REYNOLDS, Chairman of the Board--Managing Director,
          T. Rowe Price
             *JAMES S. RIEPE, Vice President and Trustee--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          JOHN G. SCHREIBER, Trustee--President, Schreiber Investments, Inc., a real estate investment company; Director and formerly (1/80-12/90) Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address:
          1115 East Illinois Road, Lake Forest, Illinois 60045
             M. DAVID TESTA, Trustee--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst, Chartered Investment Counselor
          MARY J. MILLER, President--Managing Director, T. Rowe Price
          JANET G. ALBRIGHT, Vice President--Vice President, T. Rowe Price
             PATRICE L. BERCHTENBREITER ELY, Vice President--Vice President, T. Rowe Price
          A. GENE CAPONI, Vice President--Vice President and Analyst, T. Rowe Price
          PATRICIA S. DEFORD, Vice President--Vice President, T. Rowe Price CHARLES B. HILL, Vice President--Assistant Vice President, T. Rowe Price; formerly (9/86-11/91) managed municipal bonds at Riggs National Bank, Washington, D.C.
             CHARLES O. HOLLAND(a), Vice President--Vice President, T. Rowe
          Price
          HENRY H. HOPKINS, Vice President--Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price












          PAGE 59
          Trust Company; Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.
             JOSEPH LYNAGH, Vice President--Assistant Vice President, T. Rowe Price
          KONSTANTINE B. MALLAS, Vice President--Assistant Vice President,
          T. Rowe Price
          LAURA MCAREE, Vice President--Assistant Vice President, T. Rowe Price; formerly (4/90-11/90) trader, Boeing Company, Seattle, Washington and (8/87-3/90) financial analyst, Harvard Management Company, Boston, Massachusetts
             HUGH D. MCGUIRK(a), Vice President--Vice President, T. Rowe Price; formerly (1991-1993) municipal underwriter, Alex. Brown & Sons, Inc., Baltimore, Maryland
          ALAN P. RICHMAN, Vice President--Vice President, T. Rowe Price; formerly (10/89-6/91) Manager, Public Finance, Credit Local de France, New York, New York and Public Finance, Tokai Bank, New York, New York
          THEODORE E. ROBSON(a), Vice President--Employee, T. Rowe Price
             WILLIAM F. SNIDER(c), Vice President--Vice President, T. Rowe
          Price
          GWENDOLYN G. WAGNER(a), Vice President--Vice President and Economist, T. Rowe Price
          C. STEPHEN WOLFE II, Vice President--Vice President, T. Rowe
          Price
          LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
          CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
          DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
             JEREMY N. BAKER(b), Assistant Vice President--Employee, T.
          Rowe Price
             EDWARD T. SCHNEIDER, Assistant Vice President--Vice President,
          T. Rowe Price
          INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T.
          Rowe Price

          (a) Messrs. Holland, McGuirk, and Robson and Ms. Wagner are only officers for the State Tax-Free Income Trust.
          (b) Mr. Baker is only an officer of the California Tax-Free Income Trust.

               Each Trust's Executive Committee, comprised of Messrs. Collins, Reynolds, and Riepe, has been authorized by its Board of Trustees to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.
















          PAGE 60
                                  COMPENSATION TABLE

               The Funds do not pay pension or retirement benefits to their officers or directors/trustees. Also, any director/trustee of a Fund who is an officer or employee of T. Rowe Price does not receive any remuneration from a Fund.
          _________________________________________________________________
                                                  Total Compensation
                                  Aggregate         from Fund and
           Name of               Compensation        Fund Complex
           Person,                   from              Paid to
          Position                 Fund(a)           Trustees(b)
          _________________________________________________________________
             California Tax-Free Bond Fund

          Robert P. Black,
          Trustee                  $1,261            $56,917

          Calvin W. Burnett,
          Trustee                   1,261             56,917

          Anthony W. Deering,
          Trustee                   1,092             70,667

          F. Pierce Linaweaver,
          Trustee                   1,261             56,917

          John Schreiber,
          Trustee                   1,261             56,917
          _________________________________________________________________
          California Tax-Free Money Fund

          Robert P. Black,
          Trustee                  $1,130            $56,917

          Calvin W. Burnett,
          Trustee                   1,130             56,917

          Anthony W. Deering,
          Trustee                   1,050             70,667

          F. Pierce Linaweaver,
          Trustee                   1,130             56,917

          John Schreiber,
          Trustee                   1,130             56,917
          _________________________________________________________________
          Florida Insured Intermediate Tax-Free Fund

          Robert P. Black,
          Trustee                  $1,121            $56,917

          Calvin W. Burnett,












          PAGE 61
          Trustee                   1,121             56,917

          Anthony W. Deering,
          Trustee                   1,047             70,667

          F. Pierce Linaweaver,
          Trustee                   1,121             56,917

          John Schreiber,
          Trustee                   1,121             56,917
          _________________________________________________________________
          Georgia Tax-Free Bond Fund

          Robert P. Black,
          Trustee                  $1,054            $56,917

          Calvin W. Burnett,
          Trustee                   1,054             56,917

          Anthony W. Deering,
          Trustee                   1,018             70,667

          F. Pierce Linaweaver,
          Trustee                   1,054             56,917

          John Schreiber,
          Trustee                   1,054             56,917
          _________________________________________________________________
          Maryland Tax-Free Bond Fund

          Robert P. Black,
          Trustee                  $2,404            $56,917

          Calvin W. Burnett,
          Trustee                   2,404             56,917

          Anthony W. Deering,
          Trustee                   1,564             70,667

          F. Pierce Linaweaver,
          Trustee                   2,404             56,917

          John Schreiber,
          Trustee                   2,404             56,917
          _________________________________________________________________
          Maryland Short-Term Tax-Free Bond Fund

          Robert P. Black,
          Trustee                  $1,161            $56,917

          Calvin W. Burnett,
          Trustee                   1,161             56,917













          PAGE 62
          Anthony W. Deering,
          Trustee                   1,062             70,667

          F. Pierce Linaweaver,
          Trustee                   1,161             56,917

          John Schreiber,
          Trustee                   1,161             56,917
          _________________________________________________________________
          New Jersey Tax-Free Bond Fund

          Robert P. Black,
          Trustee                  $1,125            $56,917

          Calvin W. Burnett,
          Trustee                   1,125             56,917

          Anthony W. Deering,
          Trustee                   1,050             70,667

          F. Pierce Linaweaver,
          Trustee                   1,125             56,917

          John Schreiber,
          Trustee                   1,125             56,917
          _________________________________________________________________
          New York Tax-Free Bond Fund

          Robert P. Black,
          Trustee                  $1,237            $56,917

          Calvin W. Burnett,
          Trustee                   1,237             56,917

          Anthony W. Deering,
          Trustee                   1,093             70,667

          F. Pierce Linaweaver,
          Trustee                   1,237             56,917

          John Schreiber,
          Trustee                   1,237             56,917
          _________________________________________________________________
          New York Tax-Free Money Fund

          Robert P. Black,
          Trustee                  $1,133            $56,917

          Calvin W. Burnett,
          Trustee                   1,133             56,917

          Anthony W. Deering,
          Trustee                   1,050             70,667












          PAGE 63
          F. Pierce Linaweaver,
          Trustee                   1,133             56,917

          John Schreiber,
          Trustee                   1,133             56,917
          _________________________________________________________________
          Virginia Tax-Free Bond Fund

          Robert P. Black,
          Trustee                  $1,320            $56,917

          Calvin W. Burnett,
          Trustee                   1,320             56,917

          Anthony W. Deering,
          Trustee                   1,126             70,667

          F. Pierce Linaweaver,
          Trustee                   1,320             56,917

          John Schreiber,
          Trustee                   1,320             56,917
          _________________________________________________________________
          Virginia Short-Term Tax-Free Bond Fund

          Robert P. Black,
          Trustee                  $1,137            $56,917

          Calvin W. Burnett,
          Trustee                   1,137             56,917

          Anthony W. Deering,
          Trustee                   1,055             70,667

          F. Pierce Linaweaver,
          Trustee                   1,137             56,917

          John Schreiber,
          Trustee                   1,137             56,917

          (a) Amounts in this Column are based on accrued compensation from March 1, 1996 to February 28, 1997.
          (b) Amounts in this column are based on compensation received from January 1, 1996 to December 31, 1996. The T. Rowe Price complex included 76 funds as of February 28, 1997.

                           PRINCIPAL HOLDERS OF SECURITIES

               As of the date of the prospectus, the officers and trustees of the Funds, as a group, owned less than 1% of the outstanding shares of each Fund.














          PAGE 64
               As of May 30, 1997, the following shareholder of the New York Tax-Free Money Fund beneficially owned more than 5% of the outstanding shares of beneficial interest of the Fund:

               Coleman M. Brandt and Grace L. Brandt JT TEN, 330 West 72nd Street, Apt. 10A, New York, New York 10023-2649.



                            INVESTMENT MANAGEMENT SERVICES

          Services

               Under the Management Agreement with each Trust relating to its Funds, T. Rowe Price provides each Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of each Fund in accordance with each Fund's investment objective, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of each Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In addition to these services, T. Rowe Price provides each Fund with certain administrative services, including: maintaining each Trust's existence and records; registering and qualifying each Fund's shares of beneficial interest under federal and state laws; monitoring the financial, accounting, and administrative functions of each Fund; maintaining liaison with the agents employed by each Trust such as the Funds' custodian and transfer agent; assisting the Funds in the coordination of such agents' activities; and permitting T. Rowe Price employees to serve as officers, trustees, and committee members of the Funds without cost to the Funds.

               The Management Agreements also provide that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Funds will only be liable to the Funds for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

          Management Fee

               Each Fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below.

               The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as












          PAGE 65
          determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of each Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                                     Price Funds'
                                Annual Group Base Fee
                            Rate for Each Level of Assets
                            _____________________________

                               0.480%   First $1 billion
                               0.450%   Next $1 billion
                               0.420%   Next $1 billion
                               0.390%   Next $1 billion
                               0.370%   Next $1 billion
                               0.360%   Next $2 billion
                               0.350%   Next $2 billion
                               0.340%   Next $5 billion
                               0.330%   Next $10 billion
                               0.320%   Next $10 billion
                               0.310%   Next $16 billion
                               0.305%   Next $30 billion
                               0.300%   Thereafter

               For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc. (excluding T. Rowe Price Spectrum Fund, Inc. and Equity Index Fund and any institutional or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with each Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

               The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the Individual Fund Fee Rate of 0.10% (0.05% for the Florida Insured Intermediate Fund) and multiplying this product by the net assets of each Fund for that day, as determined in accordance with each Fund's prospectus as of the close of business on the previous business day on which the Funds were open for business.

               The following chart sets forth the total management fees, if any, paid to T. Rowe Price by the Funds for each of the last three fiscal years:













          PAGE 66
                 New York Money             New York Bond

                 1997  $205,000             1997   $582,000
                 1996   172,000             1996    550,000
                 1995   122,000             1995    392,000

                 California Money           California Bond

                 1997  $195,000             1997   $644,000
                 1996   175,000             1996    609,000
                 1995   169,000             1995    492,000

                 Maryland Bond              Maryland Short-Term Bond

                 1997  $3,398,000           1997   $378,000
                 1996  3,352,000            1996    326,000
                 1995  3,243,000            1995    242,000

                 Virginia Bond              Virginia Short-Term Bond

                 1997  $829,000             1997        $0+
                 1996  770,000              1996         0+
                 1995  611,000              1995          +

                 Florida Tax-Free           Georgia Bond

                 1997  $211,000             1997    $41,000
                 1996  153,000              1996     13,000
                 1995  13,000               1995          +

                 New Jersey Bond

                 1997  $244,000
                 1996  206,000
                 1995  135,000

          + Due to effect of expense limitation discussed below, the Virginia Short-Term and Georgia Bond Funds did not pay T. Rowe Price an investment management fee.

          Limitation on Fund Expenses

          All Funds

               The Management Agreements between each Fund and T. Rowe Price provides that each Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

               For the purpose of determining whether a Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If a Fund is entitled to reimbursement, that month's management fee will be reduced or postponed, with any adjustment made after the end of the year.












          PAGE 67

          New York Funds and California Tax-Free Money Fund

               Pursuant to its present expense limitation, $130,000, of management fees were not accrued for the year ended February 28, 1997 and $141,000 remains unaccrued from prior periods for the California Money Fund. Pursuant to these present expense limitations, $3,000 and $127,000 of management fees for the New York Bond and Money Funds, respectively, were not accrued for the year ended February 28, 1997 and $5,000 and $131,000 remain unaccrued from prior periods for the New York Bond and Money Funds, respectively. Subject to shareholder approval, these expenses may be reimbursed to T. Rowe Price, provided that the recapture of fees would not cause the ratio of expenses to average net assets to exceed the above-mentioned ratios.

          Maryland Short-Term Tax-Free Bond Fund

               Pursuant to its present expense limitation, $19,000 of management fees were not accrued by the Maryland Short-Term Fund for the year ended February 28, 1997, and $33,000 remains unaccrued from the prior period.

             New Jersey Fund

               Pursuant to the present expense limitation, $74,000 of management fees were not accrued by the New Jersey Fund for the year ended February 28, 1997, and $77,000 remains unaccrued from the prior period.

          Georgia Fund

               Pursuant to the present expense limitations, $108,000 of management fees for the Georgia Bond Fund were not accrued for the year ended February 28, 1997, and $108,000 remains unaccrued from the prior period.

          Florida Insured Intermediate Fund

               Pursuant to the present expense limitation, $53,000 of management fees for the Florida Insured Fund were not accrued for the year ended February 28, 1997, and $70,000 remains unaccrued from the prior period.

          Virginia Short-Term Bond Fund

               Pursuant to the present expense limitation, $61,000 of management fees for the Virginia Short-Term Bond Fund were not accrued for the year ended February 28, 1997, and $41,000 of other Fund expenses for the Virginia Short-Term Bond Fund were borne by T. Rowe Price and are subject to future reimbursement. Additionally, $138,000 of unaccrued fees and expenses remain subject to future reimbursement.












          PAGE 68
                              DISTRIBUTOR FOR THE TRUSTS

               T. Rowe Price Investment Services, Inc. (Investment Services), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price, serves as the distributor of each Trust. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of shares of beneficial interest pertaining to each Fund is continuous.

               Investment Services is located at the same address as the Trusts and T. Rowe Price Associates -- 100 East Pratt Street, Baltimore, Maryland 21202.

               Investment Services serves as distributor to the Trusts pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that each Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

               The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling Fund shares, except for those fees and expenses specifically assumed by the Funds. Investment Services' expenses are paid by T. Rowe Price.

               Investment Services acts as the agent of the Trusts in connection with the sale of the Funds' shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Funds.


                                      CUSTODIAN

               State Street Bank and Trust Company (the "Bank") is the custodian for each Fund's securities and cash, but it does not participate in the Funds' investment decisions. Each Trust, on behalf of the Funds, has authorized the Bank to deposit certain portfolio securities in central depository systems as allowed by Federal law. In addition, the Funds are authorized to maintain certain of its securities, in particular variable rate demand notes, in uncertificated form in the proprietary deposit systems of various dealers in municipal securities. State Street Bank's main office is 225 Franklin Street, Boston, Massachusetts 02110.












          PAGE 69

                                 SHAREHOLDER SERVICES

               The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.

                                    CODE OF ETHICS

               The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.


                                PORTFOLIO TRANSACTIONS

          Investment or Brokerage Discretion

               Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Fund's purchases and sales of portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the Funds. However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the Fund.













          PAGE 70
          How Brokers and Dealers are Selected

               Fixed Income Securities

               Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

               T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive brokerage and research services in connection with such designations in fixed price underwritings.

          How Evaluations are Made of the Overall Reasonableness of Brokerage Commissions Paid

               On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

          Description of Research Services Received from Brokers and
          Dealers

               T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received












          PAGE 71
          primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

               Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

               T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of
          Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event,
          T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

          Commissions to Brokers who Furnish Research Services

               Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect












          PAGE 72
          the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in
          Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.

          Internal Allocation Procedures

               T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

               Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

          Miscellaneous

               T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.













          PAGE 73
               From time to time, orders for clients may be placed through a computerized transaction network. The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

               Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

               To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through
          T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

          Other

               The Funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995:

                                      1997         1996         1995

          New York Tax-Free
           Money Fund            $451,170,000  $323,642,000  $318,998,000
          New York Tax-Free












          PAGE 74
           Bond Fund              432,992,000   479,720,000   523,495,000
          California Tax-Free
           Money Fund             474,186,000   451,803,000   531,661,000
          California Tax-Free
           Bond Fund              286,416,000   321,786,000   360,305,000
          Maryland Tax-Free
           Bond Fund              775,356,000   608,562,000 1,004,363,000
          Maryland Short-Term
           Tax-Free Bond          112,384,000   181,246,000   318,873,000
          Virginia Tax-Free
           Bond Fund              508,640,000   586,982,000   513,098,000
          New Jersey Tax-Free
           Bond Fund              238,572,000   244,765,000   295,898,000
          Georgia Tax-Free
           Bond Fund              104,491,000   101,969,000   117,380,000
          Florida Insured
           Intermediate
           Tax-Free Fund          244,915,000   244,903,000   116,527,000
          Virginia Short-Term
           Tax-Free Bond Fund      35,817,000    33,183,000    10,600,000

             The following amounts consisted of principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995:

                                      1997         1996         1995

          New York Tax-Free
             Money Fund          $451,170,000  $323,642,000  $318,998,000
          New York Tax-Free
             Bond Fund            394,711,000   465,446,000   510,410,000
          California Tax-Free
             Money Fund           472,277,000   449,790,000   531,661,000
          California Tax-Free
             Bond Fund            260,704,000   298,191,000   351,902,000
          Maryland Tax-Free
             Bond Fund            680,479,000   530,615,000   969,185,000
          Maryland Short-Term
             Tax-Free Bond Fund   108,581,000   178,280,000   313,554,000
          Virginia Tax-Free
             Bond Fund            483,074,000   550,422,000   484,867,000
          New Jersey Tax-Free
             Bond Fund            225,435,000   232,059,000   288,542,000
          Georgia Tax-Free
             Bond Fund             98,598,000    95,309,000   109,324,000
          Florida Insured
           Intermediate
           Tax-Free Fund          229,787,000   234,913,000   114,179,000
          Virginia Short-Term
             Tax-Free Bond Fund    34,013,000    32,888,000    10,550,000













          PAGE 75
               The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995:

                                      1997         1996         1995

          New York Tax-Free
             Money Fund           $         0   $         0  $          0
          New York Tax-Free
             Bond Fund             38,281,000    14,274,000    13,085,000
          California Tax-Free
             Money Fund             1,909,000     2,013,000             0
          California Tax-Free
             Bond Fund             25,712,000    23,595,000     8,403,000
          Maryland Tax-Free
             Bond Fund             94,877,000    77,947,000    35,178,000
          Maryland Short-Term
             Tax-Free Bond Fund     3,803,000     2,966,000     5,319,000
          Virginia Tax-Free
             Bond Fund             25,566,000    36,560,000    28,231,000
          New Jersey Tax-Free
             Bond Fund             13,137,000    12,706,000     7,356,000
          Georgia Tax-Free
             Bond Fund              5,893,000     6,660,000     8,056,000
          Florida Insured
             Intermediate
             Tax-Free Fund         15,128,000     9,990,000     2,348,000
          Virginia Short-Term
             Tax-Free Bond Fund     1,804,000       295,000        50,000

               The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995:

                                            1997       1996        1995

          New York Tax-Free Money Fund   $      0   $      0    $      0
          New York Tax-Free Bond Fund     251,000     92,000      51,875
          California Tax-Free Money Fund    1,000      6,000           0
          California Tax-Free Bond Fund   111,000    152,000      43,750
          Maryland Tax-Free Bond Fund 371,000 243,000 204,475 Maryland Short-Term Tax-Free
           Bond Fund                       12,000     10,000      17,620
          Virginia Tax-Free Bond Fund     121,000    188,000      38,201
          New Jersey Tax-Free Bond Fund    75,000     62,000      43,375
          Georgia Tax-Free Bond Fund       30,000     30,000      52,475
          Florida Insured Intermediate
           Tax-Free Fund                   85,000     42,000      11,625
          Virginia Short-Term Tax-Free
           Bond Fund                        4,000      1,000         188













          PAGE 76
               Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to
          T. Rowe Price in connection with the management of the Funds, or in some cases, to the Funds.

               The portfolio turnover rates of the Funds for the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995, have been as follows:

                                            1997        1996       1995

          New York Tax-Free Money Fund     N/A          N/A       N/A
          New York Tax-Free Bond Fund       96.9%       116.0%    134.3%
          California Tax-Free Money Fund   N/A          N/A       N/A
          California Tax-Free Bond Fund     47.3%        61.9%     78.0%
          Maryland Tax-Free Bond Fund       26.2%        23.9%     28.9%
          Maryland Short-Term
           Tax-Free Bond Fund               21.4%        39.3%    105.3%
          Virginia Tax-Free Bond Fund       66.2%        93.7%     89.1%
          New Jersey Tax-Free Bond Fund     78.9%        98.4%    139.1%
          Georgia Tax-Free Bond Fund        71.1%        71.5%    170.2%
          Florida Insured Intermediate
           Tax-Free Fund                    75.8%        98.7%    140.5%
          Virginia Short-Term Tax-Free
           Bond Fund                        32.5%        36.4%     14.8%


                         PRICING OF SECURITIES BEING OFFERED

               Fixed income securities are generally traded in the over-the-counter market. With the exception of the Money Market Funds, investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Market Funds are valued at amortized cost.

               There are a number of pricing services available, and the Directors of the Funds, on the basis of ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or in part.

               Securities or other assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value will be appraised at prices deemed best to reflect their fair value. Such determinations will be made in good faith by or under the supervision of officers of each Fund, as authorized by the Board of Directors.

          Maintenance of New York and California Money Funds' Net Asset Value Per Share at $1.00












          PAGE 77
              It is the policy of the Funds to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the Investment Company Act of 1940. Under this method, securities are valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

              (a) The Board of Trustees must establish written procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

              (b) Each Fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share, (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

              (c) Each Fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which a Fund's Board of Trustees determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7. Eligible securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in or of the two highest rating categories by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable quality as determined by procedures adopted by the Funds' Board of Trustees; and

              (d) Each Board of Trustees must determine that (i) it is in the best interest of a Fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) a Fund will continue to use the amortized cost method only so long as each Board of Trustees believes that it fairly reflects the Fund's market based net asset value per share.

              Although the Funds believe that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If a Fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Trustees of a Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a












          PAGE 78
          reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if a Fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Trustees of a Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


                              NET ASSET VALUE PER SHARE

              The purchase and redemption price of each Fund's shares is equal to that Fund's net asset value per share (or share price). Each Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities a Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

              Determination of net asset value (and the offering, sale, redemption and repurchase of shares) for a Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted (c) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or
          (d) during which a governmental body having jurisdiction over the Funds may by order permit such a suspension for the protection of the Funds' shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.


                                      DIVIDENDS

              Unless you elect otherwise, each Fund's annual capital gain distribution, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.


                                      TAX STATUS












          PAGE 79
              Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

              Dividends and distributions paid by the Funds are not eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each Fund must declare by its year end dividends equal to at least 90% of net tax-exempt income (as of its tax year-end) to permit the pass-through of tax-exempt income to shareholders, and declare by December 31, 98% of capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months, 100% of capital gains (as of its tax year-end) to avoid federal income tax.

              At the time of your purchase, each Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Funds. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the Funds are permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. On May 31, 1997, the books of each Fund indicated that the Fund's aggregate net assets included:

                                            Realized Capital   Unrealized
                                             Gains/(Losses)   Appreciation
                                                             (Depreciation)
                                            ________________  ____________

          New York Tax-Money Fund           $    (3,180)      $        0
          New York Tax-Free Bond Fund          (958,541)       7,070,413
          California Tax-Free Money Fund       (104,891)               0
          California Tax-Free Bond Fund      (1,060,456)       8,564,287
          Maryland Tax-Free Bond Fund        (3,707,072)      43,836,833
          Maryland Short-Term Tax-Free
           Bond Fund                           (801,298)         776,063
          Virginia Tax-Free Bond Fund        (1,641,717)       7,276,802
          New Jersey Tax-Free Bond Fund      (1,911,909)       3,449,502
          Georgia Tax-Free Bond Fund         (1,081,414)       1,575,022
          Florida Insured Intermediate
           Tax-Free Fund                       (433,854)       1,661,557
          Virginia Short-Term Tax-Free
           Bond Fund                            (17,585)          71,415

               If, in any taxable year, a Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders and (ii) the Fund's distributions












          PAGE 80
          to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends or tax-exempt dividends).

               The Funds anticipate acquiring bonds after initial issuance at a price less than the principal amount of such bonds ("market discount bonds"). Gain on the disposition of such bonds is treated as taxable ordinary income to the extent of accrued market discount. Such gains cannot be offset by losses on the sale of other securities but must be distributed to shareholders annually and taxed as ordinary income.

               Each year, the Funds will mail you information on the tax status of dividends and distributions. The Funds anticipate that substantially all of the dividends to be paid by each Fund will be exempt from federal, state, and/or city or local income taxes, as applicable. However, due to seasonal variations in the supply of short-term investments, there may be periods when it would not be unusual for a certain percentage of dividends of a Fund to be derived from out of state securities. Any such dividends would be subject to state and local income taxes (if any). If any portion of a Fund's dividends is not exempt from federal income taxes, you will receive a Form 1099 stating the taxable portion. The Funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of alternative minimum tax. Social security recipients who receive interest from tax-exempt securities may have to pay taxes on a portion of their social security benefits.

               Because the interest on municipal securities is tax exempt, any interest on money you borrow that is directly or indirectly used to purchase shares of a Fund is not deductible. (See Section 265(a)(2) of the Internal Revenue Code.) Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a Fund. The income from such bonds may not be tax exempt for such substantial users.

          Florida Insured Intermediate Tax-Free Fund

               Although Florida does not have a state income tax, it does impose an intangible personal property tax (intangibles tax) on assets, including shares of mutual funds. This tax is based on the net asset value of shares owned on January 1.

               Under Florida law, shares of the Fund will be exempt from the intangibles tax to the extent that, on January 1, the Fund's assets are solely invested in certain exempt Florida securities, U.S. government securities, certain short-term cash investments, or other exempt securities. If, on January 1, the Fund's assets are invested in these tax-exempt securities and other non-tax-












          PAGE 81
          exempt securities, only that portion of a share's net asset value represented by U.S. government securities will be exempt from the intangibles tax. Because the Fund will make every effort to have its portfolio invested exclusively in exempt Florida municipal obligations (and other qualifying investments) on January 1, shares of the Fund should be exempt from the intangibles tax. However, under certain circumstances, the Fund may invest in securities other than Florida municipal obligations and there can be no guarantee that such non-exempt investments would not be in the Fund's portfolio on January 1. In such cases, all or a portion of the value of the Fund's shares may be subject to the intangibles tax, and a portion of the Fund's income may be subject to federal income taxes.


                                  YIELD INFORMATION

          Bond Funds

               From time to time, the Funds may advertise a yield figure calculated in the following manner:

               An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the Securities and Exchange Commission. The income factors are then totalled for all securities in the portfolio. Next, expenses of each Fund for the period net of expected reimbursements are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. A taxable equivalent yield is calculated by dividing this yield by one minus the sum of the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of each Fund.

               The yield of each Fund calculated under the above-described method for the month ended February 28, 1997, was as follows:

          New York Tax-Free Bond Fund                 4.67%
          California Tax-Free Bond Fund               4.63%
          Maryland Tax-Free Bond Fund                 4.69%
          Maryland Short-Term Tax-Free Bond Fund      3.39%
          Virginia Tax-Free Bond Fund                 4.79%
          Virginia Short-Term Tax-Free Bond Fund(d)   3.33%
          New Jersey Tax-Free Bond Fund               4.74%
          Georgia Tax-Free Bond Fund                  4.67%
          Florida Insured Intermediate
           Tax-Free Fund                              4.08%












          PAGE 82
               The tax equivalent yields (assuming a federal tax bracket of 31.0%) for each Fund for the same period were as follows:

          New York Tax-Free Bond Fund(a)              7.54%
          California Tax-Free Bond Fund(b)            7.40%
          Maryland Tax-Free Bond Fund(c)              7.39%
          Maryland Short-Term Tax-Free
           Bond Fund(c)                               5.34%
          Virginia Tax-Free Bond Fund(d)              7.37%
          Virginia Short-Term Tax-Free Bond Fund(d)   5.12%
          New Jersey Tax-Free Bond Fund(e)            7.34%
          Georgia Tax-Free Bond Fund(f)               7.20%
          Florida Insured Intermediate
           Tax-Free Fund(g)                           6.11%

          (a) Assumes a state tax bracket of 6.85% and a local tax bracket of 3.4%
          (b)  Assumes a state tax bracket of 9.3%.
          (c) Assumes a state tax bracket of 5.0% and a local tax bracket of 3.0%.
          (d)  Assumes a state tax bracket of 5.75%.
          (e)  Assumes a state tax bracket of 6.37%.
          (f)  Assumes a state tax bracket of 6.0%.
          (g)  Assumes an intangible tax rate of 0.2%.

               The tax equivalent yields (assuming a federal tax bracket of 28.0%) for each Fund for the same period were as follows:

          New York Tax-Free Bond Fund(a)               7.23%
          California Tax-Free Bond Fund(b)             7.09%
          Maryland Tax-Free Bond Fund(c)               7.08%
          Maryland Short-Term Tax-Free Bond Fund(c)    5.12%
          Virginia Tax-Free Bond Fund(d)               7.05%
          Virginia Short-Term Tax-Free Bond Fund(d)    4.90%
          New Jersey Tax-Free Bond Fund(e)             6.97%
          Georgia Tax-Free Bond Fund(f)                6.90%
          Florida Insured Intermediate                 6.00%
           Tax-Free Fund(g)                            5.87%

          (a) Assumes a state tax bracket of 6.85% and a local tax bracket of 3.4%.
          (b)  Assumes a state tax bracket of 9.3%.
          (c) Assumes a state tax bracket of 5.0% and a local tax bracket of 3.0%.
          (d)  Assumes a state tax bracket of 5.75%.
          (e)  Assumes a state tax bracket of 5.525%.
          (f)  Assumes a state tax bracket of 6.0%.
          (g)  Assumes an intangible tax rate of 0.2%.

          New York Money and California Money Funds

               Each Fund's current and historical yield for a period is calculated by dividing the net change in value of an account












          PAGE 83
          (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period then multiplied by 365 to arrive at the annualized yield for that period. Each Fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

               The Money Funds' current yield and compound yield for the seven days ended February 28, 1997 were:

                                          Current  Compound
                                           Yield    Yield
                                          _______  ________

          New York Tax-Free Money Fund     2.91%    2.95%
          California Tax-Free Money Fund   2.81%  2.85%

               From time to time, a Fund may also illustrate the effect of tax equivalent yields using information such as that set forth below:


                            TAX-EXEMPT VS. TAXABLE YIELDS

          New York Funds
          _________________________________________________________________
          Your Taxable Income (1997)(a)             Marginal Tax Rates

             Joint Return    Single Return Federal(d)State Local(b) Comb-
                                                                    ined
                                                                   Margin-
                                                                    al(c)
          _________________________________________________________________
         $ 26,000-  $ 40,000 $ 13,000-$ 20,000   15.0   5.90   3.30    22.8
           40,001-    41,200   20,001-  24,650   15.0   6.85   3.30    23.6
           41,201-    45,000   24,651-  25,000   28.0   6.85   3.30    35.3
           45,001-    90,000   25,001-  50,000   28.0   6.85   3.35    35.3
           90,001-    99,600   50,001-  59,750   28.0   6.85   3.40    35.4
          99,601-    151,750   59,751- 124,650   31.0   6.85   3.40    38.1
          151,751-   271,050 124,651-  271,050   36     6.85   3.40    42.6
          271,051 and above   271,051 and above  39.6   6.85   3.40    45.8
          _________________________________________________________________
          A Tax-Exempt Yield Of:

             3%     4%    5%     6%     7%     8%     9%    10%
                    Is Equivalent to a Taxable Yield of:
          _________________________________________________________________
            3.89   5.18  6.48    7.77   9.07  10.36 11.66  12.95
            3.93   5.24  6.54    7.85   9.16  10.47 11.78  13.09
            4.64   6.18  7.73    9.27  10.82  12.36 13.91  15.46
            4.64   6.18  7.73    9.27  10.82  12.36 13.91  15.46












          PAGE 84
            4.64   6.19  7.74    9.29  10.84  12.38 13.93  15.48
            4.85   6.46  8.08    9.69  11.31  12.92 14.54  16.16
            5.23   6.97  8.71   10.45  12.20  13.94 15.68  17.42
            5.54   7.38  9.23   11.07  12.92  14.76 16.61  18.45
          _________________________________________________________________
          (a) Net amount subject to federal income tax after deductions and exemptions.
          (b)  Tax rates are for New York City Residents.
          (c) Combined marginal rate assumes the deduction of state and local income taxes on the federal return.
          (d) Marginal rates may vary depending on family size and nature and amount of itemized deductions.

          California Funds
          _________________________________________________________________
          Your Taxable Income (1997)(a)             Marginal Tax Rates

              Joint Return           Single Return Federal(c) State  Comb-
                                                                     ined
                                                                    Margin-
                                                                     al(b)
          _________________________________________________________________
          $ 36,714- $ 41,200   $ 18,357-  $ 24,650      15.0    6.0    20.1
            41,201-   50,968     24,651-    25,484      28.0    6.0    32.3
            50,969-   64,414     25,485-    32,207      28.0    8.0    33.8
            64,414-   99,600     32,208-    59,750      28.0    9.3    34.7
            99,601-  151,750     59,751-   124,650      31.0    9.3    37.4
           151,751-  271,050    124,651-   271,050      36.0    9.3    42.0
           271,051 and above   271,051 and above        39.6    9.3    45.2
          _________________________________________________________________
          A Tax-Exempt Yield Of:

             3%     4%    5%      6%     7%     8%    9%     10%
                   Is Equivalent to a Taxable Yield of:
          _________________________________________________________________
            3.75   5.01  6.26    7.51   8.76  10.01 11.26  12.52
            4.43   5.91  7.39    8.86  10.34  11.82 13.29  14.77
            4.53   6.04  7.55    9.06  10.57  12.08 13.60  15.11
            4.59   6.13  7.66    9.19  10.72  12.25 13.78  15.31
            4.79   6.39  7.99    9.58  11.18  12.78 14.38  15.97
            5.17   6.90  8.62   10.34  12.07  13.79 15.52  17.24
            5.47   7.30  9.12   10.95  12.77  14.60 16.42  18.25
          _________________________________________________________________
          (a) Net amount subject to federal income tax after deductions and exemptions.
          (b) Combined marginal rate assumes the deduction of state income taxes on the federal return.
          (c) Marginal rates may vary depending on family size and nature and amount of itemized deductions.

          Maryland Funds
          _________________________________________________________________
          Your Taxable Income (1997)(a)             Marginal Tax Rates












          PAGE 85
              Joint Return    Single Return Federal(d)State Local(b)Comb-
                                                                     ined
                                                                   Margin-
                                                                    al(c)
          _________________________________________________________________
          $ 41,201-$ 99,600$ 24,651-  $ 59,750   28.0   5.0    3.0     33.8
            99,601- 151,750  59,751-   124,650   31.0   5.0    3.0     36.5
           151,751- 271,050 124,651-   271,050   36.0   5.0    3.0     41.1
           271,051 and above 271,051 and above   39.6   5.0    3.0     44.4
          _________________________________________________________________
          A Tax-Exempt Yield Of:

             3%     4%    5%      6%     7%     8%    9%     10%
                    Is Equivalent to a Taxable Yield of:
          _________________________________________________________________
            4.53   6.04  7.55    9.06  10.57  12.08 13.60  15.11
            4.72   6.30  7.87    9.45  11.02  12.60 14.17  15.75
            5.09   6.79  8.49   10.19  11.88  13.58 15.28  16.98
            5.40   7.19  8.99   10.79  12.59  14.39 16.19  17.99
          _________________________________________________________________
          (a) Net amount subject to federal income tax after deductions and exemptions.
          (b) Assumes a local tax rate equal to 60% of the state rate for residents in the 5% state bracket.
          (c) Combined marginal rate assumes the deduction of state and local income taxes on the federal return.
          (d) Marginal rates may vary depending on family size and nature and amount of itemized deductions.

          New Jersey Fund
          _________________________________________________________________
          Your Taxable Income (1997)(a)             Marginal Tax Rates

              Joint Return         Single Return    Federal(c)State  Comb-
                                                                     ined
                                                                    Margin-
                                                                     al(b)
          _________________________________________________________________
          $      0- $ 20,000    $      0-   $ 20,000   15.0    1.400  16.2
            20,001-   41,200      20,001-    24,650    15.0    1.750  16.5
            41,201-   50,000      24,651-    35,000    28.0    1.750  29.3
            50,001-   70,000                           28.0    2.450  29.8
            70,001-   80,000      35,001-    40,000    28.0    3.500  30.5
            80,001-   99,600      40,001-    59,750    28.0    5.525  32.0
            99,601-  150,000      59,751-    75,000    31.0    5.525  34.8
           150,001-151,750        75,001-   124,650    31.0    6.370  35.4
           151,751-  271,050     124,651-   271,050    36.0    6.370  40.1
           271,051 and above      271,051  and above   39.6    6.370  43.4
          _________________________________________________________________
          A Tax-Exempt Yield Of:

             3%     4%    5%     6%     7%    8%     9%    10%
                    Is Equivalent to a Taxable Yield of:












          PAGE 86
          _________________________________________________________________
            3.58   4.77  5.97    7.16   8.35   9.55 10.74  11.93
            3.59   4.79  5.99    7.19   8.38   9.58 10.78  11.98
            4.24   5.66  7.07    8.49   9.90  11.32 12.73  14.14
            4.27   5.70  7.12    8.55   9.97  11.40 12.82  14.25
            4.32   5.76  7.19    8.63  10.07  11.51 12.95  14.39
            4.41   5.88  7.35    8.82  10.29  11.76 13.24  14.71
            4.60   6.13  7.67    9.20  10.74  12.27 13.80  15.34
            4.64   6.19  7.74    9.29  10.84  12.38 13.93  15.48
            5.01   6.68  8.35   10.02  11.69  13.36 15.03  16.69
            5.30   7.07  8.83   10.60  12.37  14.13 15.90  17.67
          _________________________________________________________________
          (a) Net amount subject to federal income tax after deductions and exemptions.
          (b) Combined marginal rate assumes the deduction of state income taxes on the federal return.
          (c) Marginal rates may vary depending on family size and nature and amount of itemized deductions.

          Virginia Funds
          _________________________________________________________________
          Your Taxable Income (1997)(a)             Marginal Tax Rates

              Joint Return           Single Return Federal(c) State  Comb-
                                                                     ined
                                                                    Margin-
                                                                     al(b)
          _________________________________________________________________
          $ 41,201- $ 99,600    $ 24,651-  $ 59,750     28.0   5.75    32.1
            99,601-  151,750      59,751-   124,650     31.0   5.75    35.0
           151,751-  271,050      124,651-  271,050     36.0   5.75    39.7
           271,051 and above      271,051 and above     39.6   5.75    43.1
          _________________________________________________________________
          A Tax-Exempt Yield Of:

             3%     4%    5%      6%     7%     8%    9%     10%
                    Is Equivalent to a Taxable Yield of:
          _________________________________________________________________
            4.42   5.89  7.36    8.84  10.31  11.78 13.25  14.73
            4.62   6.15  7.69    9.23  10.77  12.31 13.85  15.38
            4.98   6.63  8.29    9.95  11.61  13.27 14.93  16.58
            5.27   7.03  8.79   10.54  12.30  14.06 15.82  17.57
          _________________________________________________________________
          (a) Net amount subject to federal income tax after deductions and exemptions.
          (b) Combined marginal rate assumes the deduction of state income taxes on the federal return.
          (c) Marginal rates may vary depending on family size and nature and amount of itemized deductions.

          Georgia Tax-Free Bond Fund
          _________________________________________________________________
          Your Taxable Income (1997)(a)             Marginal Tax Rates












          PAGE 87
              Joint Return           Single Return Federal(c) State  Comb-
                                                                     ined
                                                                    Margin-
                                                                     al(b)
          _________________________________________________________________
          $ 41,201-  $ 99,600   $ 24,650-$ 59,750       28.0   6.00    32.3
            99,601-   151,750     59,751- 124,650       31.0   6.00    35.1
           151,751-   271,050    124,651- 271,050       36.0   6.00    39.8
           271,051 and above      271,051 and above     39.6   6.00    43.2
          _________________________________________________________________
          A Tax-Exempt Yield Of:

             3%     4%    5%      6%     7%     8%    9%     10%
                    Is Equivalent to a Taxable Yield of:
          _________________________________________________________________
            4.43   5.91  7.39    8.86  10.34  11.82 13.29  14.77
            4.62   6.16  7.70    9.24  10.79  12.33 13.87  15.41
            4.98   6.64  8.31    9.97  11.63  13.29 14.95  16.61
            5.28   7.04  8.80   10.56  12.32  14.08 15.85  17.61
          _________________________________________________________________
          (a) Net amount subject to federal income tax after deductions and exemptions.
          (b) Combined marginal rate assumes the deduction of state income taxes on the federal return.
          (c) Marginal rates may vary depending on family size and nature and amount of itemized deductions.

          Florida Fund

                     EFFECTIVE YIELD FACTORING IN INTANGIBLES TAX
          _________________________________________________________________
          Your Taxable Income (1997)(a)

               Joint Return           Single Return   Federal   Intangible
                                                    Tax Rate(c)  Tax Rate
          _________________________________________________________________
          $ 41,200- $ 99,600      $ 24,650- $ 59,750

          And Your Intangible Assets on 1/1/96 Total:
          ____________________________________________
            40,000 or less          20,000 or less          28      N/A
            40,001-  200,000        20,001-  100,000        28      0.1
           200,001 and above       100,001 and above        28      0.2
          _________________________________________________________________
          $ 99,601- $151,750      $ 59,751- $124,650

          And Your Intangible Assets on 1/1/96 Total:
          ____________________________________________
            40,000 or less          20,000 or less          31      N/A
            40,001-  200,000        20,001-  100,000        31      0.1
           200,001 and above       100,001 and above        31      0.2
          _________________________________________________________________
          $151,751- $271,050      $124,651- $271,050












          PAGE 88
          And Your Intangible Assets on 1/1/96 Total:
          ____________________________________________
            40,000 or less          20,000 or less          36      N/A
            40,001-  200,000        20,001-  100,000        36      0.1
           200,001 and above       100,001 and above        36      0.2
          _________________________________________________________________
          $271,051 and above+     $271,051 and above+

          And Your Intangible Assets on 1/1/96 Total:
          ____________________________________________
            40,000 or less          20,000 or less          39.6    N/A
            40,001-  200,000        20,001-  100,000        39.6    0.1
           200,001 and above       100,001 and above        39.6    0.2
          _________________________________________________________________
          A Tax-Exempt Yield Of (b):

             3%     4%    5%     6%     7%    8%     9%    10%   11%
                    Is Equivalent to a Taxable Yield of:
          _________________________________________________________________
            4.17   5.56   6.94   8.33   9.72 11.11  12.50 13.89 15.28
            4.27   5.66   7.04   8.43   9.82 11.21  12.60 13.99 15.38
            4.37   5.76   7.14   8.53   9.92 11.31  12.70 14.09 15.48
          _________________________________________________________________
            4.35   5.80   7.25   8.70  10.14 11.59  13.04 14.49 15.94
            4.45   5.90   7.35   8.80  10.24 11.69  13.14 14.59 16.04
            4.55   6.00   7.45   8.90  10.34 11.79  13.24 14.69 16.14
          _________________________________________________________________
            4.69   6.25   7.81   9.38  10.94 12.50  14.06 15.63 17.19
            4.79   6.35   7.91   9.48  11.04 12.60  14.16 15.73 17.29
            4.89   6.45   8.01   9.58  11.14 12.70  14.26 15.83 17.39
          ________________________________________________________________
            4.97   6.62   8.28   9.93  11.59 13.25  14.90 16.56 18.21
            5.07   6.72   8.38  10.03  11.69 13.35  15.00 16.66 18.31
            5.17   6.82   8.48  10.13  11.79 13.45  15.10 16.76 18.41
          _________________________________________________________________
          (a) Net amount subject to federal income tax after deductions and exemptions.
          (b) Assumes 100% exemption from federal income and Florida intangible property taxes.
          (c) Federal rates may vary depending on family size and nature and amount of itemized deductions.


                                INVESTMENT PERFORMANCE

          Total Return Performance

               Each Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in each Fund. Total return is calculated as the percentage change between the beginning value of a static account in each Fund and the ending value of that












          PAGE 89
          account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of each Fund. Each average annual compound rate of return is derived from the cumulative performance of each Fund over the time period specified. The annual compound rate of return for each Fund over any other period of time will vary from the average.

                         Cumulative Performance Percentage Change

                                                                  Since
                                                                Inception
                                       1 Yr.    5 Yrs.   10 Yrs.   Date
                           Inception   Ended    Ended     Ended  through
                             Date     2/28/97  2/28/97   2/28/97 2/28/97
                           ________  ________  ________ ________ _______

          New York Tax-
           Free Bond Fund   8/28/86   5.02%    43.84%    93.66%  106.79%
          California
           Tax-Free Bond
           Fund             9/15/86   5.64%    42.69%    82.79%   97.02%
          Maryland
           Tax-Free Bond
           Fund             3/31/87   5.12%    41.33%   N/A       89.76%
          Maryland
           Short-Term Tax-
           Free Bond Fund   1/29/93   3.26%   N/A       N/A       18.75%
          Virginia Tax-
           Free Bond Fund   4/30/91   5.00%    42.68%   N/A       54.27%
          Virginia Short-
          Term Tax-Free
           Bond Fund       11/30/94   3.33%   N/A       N/A       12.48%
          New Jersey
           Tax-Free Bond
           Fund             4/30/91   4.57%    42.66%   N/A       54.86%
          Florida Insured
           Intermediate
           Bond Fund        3/31/93   3.81%   N/A       N/A       25.00%
          Georgia Tax-Free
           Bond Fund        3/31/93   5.15%   N/A       N/A       27.93%


                       Average Annual Compound Rates of Return

                                                                    Since
                                                                  Inception
                                       1 Yr.    5 Yrs.   10 Yrs.    Date
                           Inception   Ended    Ended     Ended    through
                             Date     2/28/97  2/28/97   2/28/97   2/28/97
                           ________  ________  ________ ________   _______













          PAGE 90
          New York Tax-
           Free Bond Fund   8/28/86   5.02%     7.54%     6.83%    7.16%
          California
           Tax-Free Bond
           Fund             9/15/86   5.64%     7.37%     6.22%    6.70%
          Maryland
           Tax-Free Bond
           Fund             3/31/87   5.12%     7.16%   N/A        6.67%
          Maryland
           Short-Term Tax-
           Free Bond Fund   1/29/93   3.26%   N/A       N/A        4.30%
          Virginia Tax-
           Free Bond Fund   4/30/91   5.00%     7.37%   N/A        7.71%
          Virginia Short-
          Term Tax-Free
           Bond Fund       11/30/94   3.33%   N/A       N/A        5.38%
          New Jersey
           Tax-Free Bond
           Fund             4/30/91   4.57%     7.36%   N/A        7.79%
          Florida Insured
           Intermediate
           Bond Fund        3/31/93   3.81%   N/A       N/A        5.87%
          Georgia Tax-Free
           Bond Fund        3/31/93   5.15%   N/A       N/A        6.49%



          Outside Sources of Information

               From time to time, in reports and promotional literature:
          (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (i) a broad based index; (ii) other groups of mutual funds, including T. Rowe Price Funds, tracked by independent research firms ranking entities, or financial publications; (iii) indices of stocks comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and non-qualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

          Other Publications












          PAGE 91
               From time to time, in newsletters and other publications issued by T. Rowe Price Investment Services, Inc., T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.

          Other Features and Benefits

               The Fund is a member of the T. Rowe Price Family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available.


          No-Load Versus Load and 12b-1 Funds

               Unlike the T. Rowe Price funds, many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

               The Funds are no-load funds which impose no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.

          Redemptions in Kind

               In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Funds, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.

          Issuance of Fund Shares for Securities












          PAGE 92
               Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of a Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.


                              ORGANIZATION OF THE TRUSTS

               For tax and business reasons, the Trusts were organized in 1986 as Massachusetts Business Trusts. The State Tax-Free Income Trust and California Tax-Free Income Trust are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as, respectively, a non-diversified and diversified, open-end investment company, commonly known as a "mutual fund."

               The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a single class without par value. Currently, the State Tax-Free Income Trust consists of nine series (i.e., the New York Tax-Free Bond Fund, the New York Tax-Free Money Fund, the Maryland Tax-Free Bond Fund, the Maryland Short-Term Tax-Free Bond Fund, the Virginia Tax-Free Bond Fund, Virginia Short-Term Tax-Free Bond Fund the New Jersey Tax-Free Bond Fund, the Georgia Tax-Free Bond Fund, and the Florida Insured Intermediate Tax-Free Fund), and the California Tax-Free Income Trust consists of two series (i.e., the Bond Fund and the Money Fund) each of which represents a separate class of each Trust's shares and has different objectives and investment policies. The Declaration of Trust also provides that the Board of Trustees may issue additional series of shares. Each share of each Fund represents an equal proportionate beneficial interest in that Fund, with each other share, and is entitled to such dividends and distributions of income belonging to that fund as are declared by the Trustees. In the event of the liquidation of a Fund, each share is entitled to a pro rata share of the net assets of that Fund.

               Shareholders of each Fund are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the Funds' share and will vote in the election of or removal of trustees (to the extent hereinafter provided); however, on matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund and which requires a separate vote of the other Funds. There will normally be no meetings of shareholders for the purpose of electing trustees unless and












          PAGE 93
          until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to Section 16(c) of the Investment Company Act of 1940, holders of record of not less than two-thirds of the outstanding shares may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of each Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee.

               Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trusts may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of each Trust, or (ii) upon liquidation and distribution of the assets of each Trust, if approved by the vote of the holders of a majority of the outstanding shares of each Trust. If not so terminated, each Trust will continue indefinitely. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of each Trust. However, the Declarations of Trust disclaims shareholder liability for acts or obligations of the Trusts and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trusts or a Trustee. The Declarations of Trust provides for indemnification from Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trusts. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which each Trust itself would be unable to meet its obligations, a possibility which Price Associates believes is remote. Upon payment of any liability incurred by a Fund, the shareholders of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of each Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.


                            FEDERAL REGISTRATION OF SHARES

               Each Fund's shares are registered for sale under the Securities Act of 1933. Registration of each Fund's shares is not required under any state law, but the Fund's are required to make certain filings with and pay fees to the states in order to sell












          PAGE 94
          its shares in the states.


                                    LEGAL COUNSEL

               Shereff, Friedman, Hoffman & Goodman, LLP whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Funds.


                               INDEPENDENT ACCOUNTANTS

               Coopers & Lybrand L.L.P., 217 East Redwood Street, Baltimore, Maryland 21202, are independent accountants to the Trusts. The financial statements of the New York, California, Maryland, Virginia, New Jersey, Florida, and Georgia Funds for the fiscal year ended February 28, 1997 and the report of independent accountants, are included in each Fund's Annual Report for the fiscal year ended February 28, 1997 on pages 9-27, 9-27, 9-33, 9-26, 8-20, 8-18, and 8-18, respectively. A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the fiscal year ended February 28, 1997 are incorporated into this Statement of Additional Information by reference:

                                                           NEW YORK
                                                        FUNDS' ANNUAL
                                                         REPORT PAGE
                                                         ____________

          Report of Independent Accountants                   27
          Statement of Net Assets, February 28, 1997        11-20
          Statement of Operations, year ended
           February 28, 1997                                  21
          Statement of Changes in Net Assets, years ended
           February 28, 1997 and February 29, 1996            22
          Notes to Financial Statements,
           February 28, 1997                                23-26
          Financial Highlights                               9-10

                                                          CALIFORNIA
                                                         FUNDS' ANNUAL
                                                          REPORT PAGE
                                                        _____________

          Report of Independent Accountants                   27
          Statement of Net Assets, February 28, 1997        11-20
          Statement of Operations, year ended
           February 28, 1997                                  21
          Statement of Changes in Net Assets, years ended
           February 28, 1997 and February 29, 1996            22
          Notes to Financial Statements,












          PAGE 95
           February 28, 1997                                23-26
          Financial Highlights                               9-10

                                                           MARYLAND
                                                         FUNDS' ANNUAL
                                                         REPORT PAGE
                                                        ______________

          Report of Independent Accountants                   33
          Statement of Net Assets, February 28, 1997        11-26
          Statement of Operations, year ended
           February 28, 1997                                  27
          Statement of Changes in Net Assets, years ended
           February 28, 1997 and February 29, 1996            28
          Notes to Financial Statements,
           February 28, 1997                                29-32
          Financial Highlights                               9-10

                                                           VIRGINIA
                                                         FUNDS' ANNUAL
                                                          REPORT PAGE
                                                        _____________

          Report of Independent Accountants                   26
          Statement of Net Assets, February 28, 1997        11-20
          Statement of Operations, year ended
           February 28, 1997                                  21
          Statement of Changes in Net Assets, years ended
           February 28, 1997 and February 29, 1996            22
          Notes to Financial Statements,
           February 28, 1997                                23-25
          Financial Highlights                               9-10

                                                          NEW JERSEY
                                                        TAX-FREE BOND
                                                         FUND ANNUAL
                                                         REPORT PAGE
                                                         ___________

          Report of Independent Accountants                   20
          Statement of Net Assets, February 28, 1997         9-13
          Statement of Operations, year ended
           February 28, 1997                                  14
          Statement of Changes in Net Assets, years ended
           February 28, 1997 and February 29, 1996            15
          Notes to Financial Statements,
           February 28, 1997                                16-19
          Financial Highlights                                8

                                                       FLORIDA INSURED
                                                    INTERMEDIATE TAX-FREE
                                                          FUND ANNUAL
                                                          REPORT PAGE












          PAGE 96
                                                        _____________

          Report of Independent Accountants                   18
          Portfolio of Investments, February 28, 1997        9-11
          Statement of Assets and Liabilities, year
           ended February 28, 1997                            12
          Statement of Operations, February 28, 1997          13
          Statement of Changes in Net Assets, years ended
           February 28, 1997 and February 29, 1996            14
          Notes to Financial Statements,
           February 28, 1997                                15-17
          Financial Highlights                                8

                                                           GEORGIA
                                                        TAX-FREE BOND
                                                         FUND ANNUAL
                                                         REPORT PAGE
                                                         ___________

          Report of Independent Accountants                   18
          Statement of Net Assets, February 28, 1997         9-12
          Statement of Operations, year ended
           February 28, 1997                                  13
          Statement of Changes in Net Assets, years ended
           February 28, 1997 and February 29, 1996            14
          Notes to Financial Statements,
           February 28, 1997                                15-17
          Financial Highlights                              8